UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22255

Columbia ETF Trust II
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2019

COLUMBIA ETF TRUST II

Columbia Beyond BRICs ETF

Columbia EM Core ex-China ETF

Columbia EM Quality Dividend ETF

Columbia Emerging Markets Consumer ETF

Columbia India Consumer ETF

Columbia India Infrastructure ETF

Columbia India Small Cap ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (columbiathreadneedleus.com/etfs), and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account.

TABLE OF CONTENTS

Columbia Beyond BRICs ETF
Fund at a Glance	2
Manager Discussion of Fund Performance	5
Columbia EM Core ex-China ETF
Fund at a Glance	7
Manager Discussion of Fund Performance	10
Columbia EM Quality Dividend ETF
Fund at a Glance	12
Manager Discussion of Fund Performance	15
Columbia Emerging Markets Consumer ETF
Fund at a Glance	17
Manager Discussion of Fund Performance	20
Columbia India Consumer ETF
Fund at a Glance	22
Manager Discussion of Fund Performance	24
Columbia India Infrastructure ETF
Fund at a Glance	26
Manager Discussion of Fund Performance	28
Columbia India Small Cap ETF
Fund at a Glance	30
Manager Discussion of Fund Performance	32
Understanding Your Fund's Expenses	34
Frequency Distribution of Premiums and Discounts	35
Portfolio of Investments	37
Statement of Assets and Liabilities	62
Statement of Operations	65
Statement of Changes in Net Assets	68
Financial Highlights	72
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	91
Federal Income Tax Information	92
Trustees and Officers	93
Additional Information	99

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia Beyond BRICs ETF

Investment objective

Columbia Beyond BRICs ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Net of Tax Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

The Board of Trustees of Columbia ETF Trust II, based upon the recommendation of the Investment Manager, determined to close and liquidate the Fund. The last day of trading for the Fund on the NYSE Arca Exchange is expected to be June 14, 2019. On or about June 21, 2019, the Fund will make a liquidating distribution to remaining shareholders equal to the shareholder's proportionate interest in the net assets of the Fund.

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	5 Years	Life
Market Price	08/15/12	-10.15	-1.43	-0.01
Net Asset Value	08/15/12	-9.46	-1.25	0.01
Tracked Index(1)		-9.01	-0.02	1.57

(1) The Tracked Index reflects the Indxx Beyond BRICs Index through October 25, 2013 and the FTSE Beyond BRICs Net of Tax Index USD thereafter.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The FTSE Beyond BRICs Index is a market capitalization-weighted index designed to represent the performance of a diversified basket of 90 liquid companies in emerging and frontier markets excluding Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE's Country Classification System. The index has 75% exposure to emerging markets and 25% to frontier markets at rebalance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia Beyond BRICs ETF

Performance of a hypothetical $10,000 investment (August 15, 2012 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

Naspers, Ltd. N Shares (South Africa)	3.6
Qatar National Bank QPSC (Qatar)	2.6
PTT PCL NVDR (Thailand)	2.5
America Movil SAB de CV Series L (Mexico)	2.3
Fomento Economico Mexicano SAB de CV Series UBD (Mexico)	2.3
PT Bank Central Asia Tbk (Indonesia)	2.2
Banca Transilvania SA (Romania)	2.1
Safaricom PLC (Kenya)	2.1
National Bank of Kuwait SAKP (Kuwait)	2.1
Guaranty Trust Bank PLC (Nigeria)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at March 31, 2019)

Bangladesh	5.5
Chile	3.4
Colombia	0.6
Czech Republic	0.4
Hungary	1.2
Indonesia	9.4
Kenya	3.4
Kuwait	2.9
Malaysia	8.2
Mexico	11.1
Morocco	3.8
Nigeria	3.9
Philippines	3.5
Qatar	3.9
Romania	2.1
South Africa	14.8
Thailand	12.4
United Arab Emirates	3.0
United States(a)	0.5
Vietnam	6.0
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments and excludes investments in derivatives, if any. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia Beyond BRICs ETF

Equity sector breakdown (%) (at March 31, 2019)

Communication Services	14.0
Consumer Discretionary	5.4
Consumer Staples	8.7
Energy	4.8
Financials	43.5
Health Care	3.5
Industrials	2.9
Materials	9.1
Real Estate	3.7
Utilities	4.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Beyond BRICs ETF (BBRC)

For the 12-month period that ended March 31, 2019, the Fund returned -9.46% based on net asset value (NAV) and -10.15% based on market price. The Fund's Tracked Index, the FTSE Beyond BRICS Index, returned -9.01%.

The Fund's NAV on March 31, 2018 was $19.49, and it ended the annual period on March 31, 2019 with an NAV of $16.70. The Fund's market price on March 31, 2019 was $16.66 per share.

Emerging market equities struggled amid escalating trade tensions and more

Emerging market equities underperformed both U.S. and developed market international equities during the annual period. The MSCI Emerging Markets Index (Net) returned -7.41% during the annual period, as compared to S&P 500 Index and MSCI EAFE Index (Net) returns of 9.50% and -3.71%, respectively, for the same time period.

Emerging market equities had a challenging start to the annual period, primarily because of escalating trade tensions between the U.S. and China, a hawkish U.S. Federal Reserve (Fed) and resultant currency pressures. Fed tightening, rising bond yields and a stronger U.S. dollar weighed on emerging market currencies. Emerging market equities declined in the third quarter of 2018 as well. The quarter started positively with political developments in Latin America. Brazilian equities initially rebounded, driven by strong earnings results and reduced political uncertainty. Positive trade rhetoric from the Mexican president-elect also boosted investor sentiment, as his inclination toward a re-negotiation of the North American Free Trade Agreement and maintaining fiscal prudence mitigated concerns. However, Chinese equities fell, as the U.S. heightened the trade conflict by threatening to impose tariffs on an additional $267 billion worth of Chinese imports in addition to those already announced. Further, U.S. sanctions and concerns around central bank policy in the face of rising inflation spurred a sell-off in Turkish assets.

Emerging equity markets, like most global equity markets, ended calendar year 2018 on a down note, led by the threat of slowing global economic growth and tightening liquidity. Emerging market equities remained particularly challenged, primarily around persistent U.S.-China trade tensions and the resultant concerns of a Chinese economic slowdown. The success of Jair Bolsonaro in the Brazilian elections brought some relief for markets as did a subsequent temporary truce in the U.S.-China trade war and the accommodative stance of the Chinese government, particularly toward the private sector. But the optimism was short-lived following the arrest of technology company Huawei's Chief Financial Officer. Asian equities broadly suffered, including the equity markets of China, South Korea, Taiwan and Hong Kong. Elsewhere, falling oil prices and geopolitical tensions dampened Russian equities, though Turkish equities rallied as political tensions began to fade.

Following on the heels of a trying year in 2018, emerging market equities, like global equities broadly, came roaring back in the first quarter of 2019. Much of the impetus for the strong equity recovery can be attributed to an abrupt change in monetary policy direction by the Fed, where its bias shifted from a tightening mode to a more dovish stance. Other contributing factors to the sharp market turnaround included a sizable fiscal and monetary stimulus program in China, which seems to have had a fairly immediate impact based on leading economic indicators, and progress made on trade talks between the U.S. and China.

Contributors and detractors

Constituents in the financials, materials and energy sectors detracted most from the Fund's absolute returns during the annual period. Constituents in the information technology, consumer discretionary and utilities sectors contributed most positively to the Fund's absolute returns during the annual period.

From a country perspective, constituents in South Africa, Mexico and Malaysia detracted most from the Fund's absolute returns during the annual period. Conversely, constituents in United Arab Emirates, Qatar and Indonesia contributed most positively to the Fund's absolute returns during the annual period.

Positions in South African communication services provider MTN Group, Vietnamese industrial production company Hoa Phat Group and Mexican telecommunication services provider America Movil detracted most. Each generated a double-digit negative absolute return during the annual period. Positions in United Arab Emirates bank First Abu Dhabi Bank,

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Beyond BRICs ETF (BBRC)

Bangladesh utilities company United Power Generation & Distribution Company and Qatari bank Qatar National Bank contributed most positively. Each generated a double-digit absolute gain during the annual period.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging or frontier market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia EM Core ex-China ETF

Investment objective

Columbia EM Core ex-China ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta Thematic Emerging Markets ex-China Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	Life
Market Price	09/02/15	-7.37	11.80
Net Asset Value	09/02/15	-6.38	11.74
MSCI Emerging Markets Index (Net)		-7.41	10.51
Beta Thematic Emerging Markets ex-China Index		-8.44	10.19

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisors, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The Beta Thematic Emerging Markets ex-China Index is a market capitalization-weighted index designed to provide broad, core emerging markets equity exposure by measuring the stock performance of up to 700 companies, excluding those listed or domiciled in China or Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia EM Core ex-China ETF

Performance of a hypothetical $10,000 investment (September 2, 2015 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

Samsung Electronics Co., Ltd. (South Korea)	6.6
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5.4
Infosys, Ltd. ADR (India)	3.5
ICICI Bank, Ltd. ADR (India)	3.5
LUKOIL PJSC ADR (Russia)	2.9
Naspers, Ltd. N Shares (South Africa)	2.7
Petroleo Brasileiro SA Preference Shares (Brazil)	2.2
Vale SA (Brazil)	2.0
Itau Unibanco Holding SA Preference Shares (Brazil)	2.0
BTS Group Holdings PCL NVDR (Thailand)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at March 31, 2019)

Brazil	9.3
Chile	1.4
India	13.1
Indonesia	3.8
Malaysia	4.0
Mexico	3.5
Philippines	2.3
Poland	2.3
Russia	5.3
South Africa	10.0
South Korea	16.9
Taiwan	19.8
Thailand	6.8
Turkey	0.7
United Kingdom	0.5
United States(a)	0.3
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments and excludes investments in derivatives, if any. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia EM Core ex-China ETF

Equity sector breakdown (%) (at March 31, 2019)

Communication Services	3.3
Consumer Discretionary	9.0
Consumer Staples	7.2
Energy	9.4
Financials	24.6
Health Care	3.1
Industrials	5.8
Information Technology	22.7
Materials	11.0
Real Estate	1.8
Utilities	2.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia EM Core ex-China ETF (XCEM)

For the 12-month period that ended March 31, 2019, the Fund returned -6.38% based on net asset value (NAV) and -7.37% based on market price. The MSCI Emerging Markets Index (Net) returned -7.41%, and the Beta Thematic Emerging Markets ex-China Index returned -8.44% during the same time period.

The Fund's NAV on March 31, 2018 was $28.03, and it ended the annual period on March 31, 2019 with an NAV of $25.40. The Fund's market price on March 31, 2019 was $25.51 per share.

Emerging market equities struggled amid escalating trade tensions and more

Emerging market equities underperformed both U.S. and developed market international equities during the annual period. The MSCI Emerging Markets Index (Net) returned -7.41% during the annual period, as compared to S&P 500 Index and MSCI EAFE Index (Net) returns of 9.50% and -3.71%, respectively, for the same time period.

Emerging market equities had a challenging start to the annual period, primarily because of escalating trade tensions between the U.S. and China, a hawkish U.S. Federal Reserve (Fed) and resultant currency pressures. Fed tightening, rising bond yields and a stronger U.S. dollar weighed on emerging market currencies. Emerging market equities declined in the third quarter of 2018 as well. The quarter started positively with political developments in Latin America. Brazilian equities initially rebounded, driven by strong earnings results and reduced political uncertainty. Positive trade rhetoric from the Mexican president-elect also boosted investor sentiment, as his inclination toward a re-negotiation of the North American Free Trade Agreement and maintaining fiscal prudence mitigated concerns. However, Chinese equities fell, as the U.S. heightened the trade conflict by threatening to impose tariffs on an additional $267 billion worth of Chinese imports in addition to those already announced. Further, U.S. sanctions and concerns around central bank policy in the face of rising inflation spurred a sell-off in Turkish assets.

Emerging equity markets, like most global equity markets, ended calendar year 2018 on a down note, led by the threat of slowing global economic growth and tightening liquidity. Emerging market equities remained particularly challenged, primarily around persistent U.S.-China trade tensions and the resultant concerns of a Chinese economic slowdown. The success of Jair Bolsonaro in the Brazilian elections brought some relief for markets as did a subsequent temporary truce in the U.S.-China trade war and the accommodative stance of the Chinese government, particularly toward the private sector. But the optimism was short-lived following the arrest of technology company Huawei's Chief Financial Officer. Asian equities broadly suffered, including the equity markets of China, South Korea, Taiwan and Hong Kong. Elsewhere, falling oil prices and geopolitical tensions dampened Russian equities, though Turkish equities rallied as political tensions began to fade.

Following on the heels of a trying year in 2018, emerging market equities, like global equities broadly, came roaring back in the first quarter of 2019. Much of the impetus for the strong equity recovery can be attributed to an abrupt change in monetary policy direction by the Fed, where its bias shifted from a tightening mode to a more dovish stance. Other contributing factors to the sharp market turnaround included a sizable fiscal and monetary stimulus program in China, which seems to have had a fairly immediate impact based on leading economic indicators, and progress made on trade talks between the U.S. and China.

Contributors and detractors

Constituents in the communication services, industrials and energy sectors contributed most positively to the Fund's absolute returns during the annual period. Constituents in information technology, health care and consumer discretionary detracted most from absolute returns during the annual period.

From a country perspective, constituents in India, Thailand and Indonesia contributed most positively to the Fund's absolute returns during the annual period. Conversely, constituents in South Korea, South Africa and Turkey detracted most from absolute returns during the annual period.

Positions in India-based bank Icici Bank, India-based technology services company Infosys and Russian energy company Lukoil contributed most positively. Each generated a double-digit absolute gain during the annual period. Positions in

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Core ex-China ETF (XCEM)

South Korea-based biotechnology firm Celltrion, India-based auto manufacturer Tata Motors and South Korea-based electronic equipment and products manufacturer Samsung Electronics detracted most. Each produced a double-digit negative absolute return during the annual period.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging or frontier market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia EM Quality Dividend ETF

Investment objective

Columbia EM Quality Dividend ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta Advantage® Emerging Markets Quality Dividend Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

The Board of Trustees of Columbia ETF Trust II, based upon the recommendation of the Investment Manager, determined to close and liquidate the Fund. The last day of trading for the Fund on the NYSE Arca Exchange is expected to be June 14, 2019. On or about June 21, 2019, the Fund will make a liquidating distribution to remaining shareholders equal to the shareholder's proportionate interest in the net assets of the Fund.

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	5 Years	Life
Market Price	08/04/11	-10.44	0.23	-1.20
Net Asset Value	08/04/11	-9.01	0.22	-1.15
MSCI Emerging Markets Index (Net)		-7.41	3.68	1.85
Tracked Index(1)		-7.98	1.96	0.31

(1) The Tracked Index reflects the Indxx Emerging Market High Income Low Beta Index through January 31, 2014, the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Net Tax Index from February 3, 2014 through January 23, 2015, and the Beta Advantage® Emerging Markets Quality Dividend Index thereafter.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The Beta Advantage® Emerging Markets Quality Dividend Index is an equal-weighted index designed to represent a portfolio of approximately 50 companies in developing markets, which is expected to have a higher dividend yield than the average dividend yield of companies included in the developing markets universe as defined by Columbia Management.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia EM Quality Dividend ETF

Performance of a hypothetical $10,000 investment (August 4, 2011 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

Bharat Petroleum Corp., Ltd. (India)	2.1
Link REIT (Hong Kong)	2.1
Grupo Mexico SAB de CV Series B (Mexico)	2.1
Indian Oil Corp., Ltd. (India)	2.1
PT Telekomunikasi Indonesia Persero Tbk (Indonesia)	2.1
Formosa Chemicals & Fibre Corp. (Taiwan)	2.1
Nan Ya Plastics Corp. (Taiwan)	2.1
CK Asset Holdings Ltd. (Hong Kong)	2.1
Vale SA (Brazil)	2.0
Formosa Plastics Corp. (Taiwan)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at March 31, 2019)

Brazil	6.0
Chile	4.1
China	9.8
Colombia	2.0
Hong Kong	10.2
India	12.2
Indonesia	7.9
Kenya	2.0
Malaysia	11.9
Mexico	4.1
Poland	1.9
Qatar	2.0
South Africa	4.0
South Korea	5.7
Taiwan	12.2
Thailand	2.0
United Arab Emirates	2.0
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments and excludes investments in derivatives, if any. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia EM Quality Dividend ETF

Equity sector breakdown (%) (at March 31, 2019)

Communication Services	9.9
Consumer Discretionary	2.0
Consumer Staples	10.0
Energy	11.9
Financials	19.9
Information Technology	9.8
Materials	18.4
Real Estate	6.1
Utilities	12.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia EM Quality Dividend ETF (HILO)

For the 12-month period that ended March 31, 2019, the Fund returned -9.01% based on net asset value (NAV) and -10.44% based on market price. The MSCI Emerging Markets Index (Net) returned -7.41%, and the Fund's Tracked Index, the Beta Advantage® Emerging Markets Quality Dividend Index, returned -7.98% during the same time period.

The Fund's NAV on March 31, 2018 was $16.00, and it ended the annual period on March 31, 2019 with an NAV of $14.10. The Fund's market price on March 31, 2019 was $14.04 per share.

Emerging market equities struggled amid escalating trade tensions and more

Emerging market equities underperformed both U.S. and developed market international equities during the annual period. The MSCI Emerging Markets Index (Net) returned -7.41% during the annual period, as compared to S&P 500 Index and MSCI EAFE Index (Net) returns of 9.50% and -3.71%, respectively, for the same time period.

Emerging market equities had a challenging start to the annual period, primarily because of escalating trade tensions between the U.S. and China, a hawkish U.S. Federal Reserve (Fed) and resultant currency pressures. Fed tightening, rising bond yields and a stronger U.S. dollar weighed on emerging market currencies. Emerging market equities declined in the third quarter of 2018 as well. The quarter started positively with political developments in Latin America. Brazilian equities initially rebounded, driven by strong earnings results and reduced political uncertainty. Positive trade rhetoric from the Mexican president-elect also boosted investor sentiment, as his inclination toward a re-negotiation of the North American Free Trade Agreement and maintaining fiscal prudence mitigated concerns. However, Chinese equities fell, as the U.S. heightened the trade conflict by threatening to impose tariffs on an additional $267 billion worth of Chinese imports in addition to those already announced. Further, U.S. sanctions and concerns around central bank policy in the face of rising inflation spurred a sell-off in Turkish assets.

Emerging equity markets, like most global equity markets, ended calendar year 2018 on a down note, led by the threat of slowing global economic growth and tightening liquidity. Emerging market equities remained particularly challenged, primarily around persistent U.S.-China trade tensions and the resultant concerns of a Chinese economic slowdown. The success of Jair Bolsonaro in the Brazilian elections brought some relief for markets as did a subsequent temporary truce in the U.S.-China trade war and the accommodative stance of the Chinese government, particularly toward the private sector. But the optimism was short-lived following the arrest of technology company Huawei's Chief Financial Officer. Asian equities broadly suffered, including the equity markets of China, South Korea, Taiwan and Hong Kong. Elsewhere, falling oil prices and geopolitical tensions dampened Russian equities, though Turkish equities rallied as political tensions began to fade.

Following on the heels of a trying year in 2018, emerging market equities, like global equities broadly, came roaring back in the first quarter of 2019. Much of the impetus for the strong equity recovery can be attributed to an abrupt change in monetary policy direction by the Fed, where its bias shifted from a tightening mode to a more dovish stance. Other contributing factors to the sharp market turnaround included a sizable fiscal and monetary stimulus program in China, which seems to have had a fairly immediate impact based on leading economic indicators, and progress made on trade talks between the U.S. and China.

Contributors and detractors

Constituents in the energy, industrials and information technology sectors detracted most from the Fund's absolute returns during the annual period. Constituents in consumer discretionary, financials and health care contributed most positively to absolute returns during the annual period.

From a country perspective, constituents in Brazil, South Africa and China detracted most from absolute returns during the annual period. Conversely, constituents in Hong Kong, Qatar and Kenya contributed most positively to the Fund's absolute returns during the annual period.

Positions in China-based acoustic components manufacturer AAC Technologies, Brazilian highway manager CCR and Brazilian energy company Ultrapar Participacoes detracted most. Each generated a double-digit negative absolute return

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Quality Dividend ETF (HILO)

during the annual period. Positions in Qatari bank Qatar National Bank, Hong Kong-based retail real estate investment trust Link REIT and India-based technology services company Infosys contributed most positively. Each of these companies produced a double-digit absolute gain during the annual period.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging or frontier market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Dividend quality is not guaranteed and the amount, if any, can vary over time. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia Emerging Markets Consumer ETF

Investment objective

Columbia Emerging Markets Consumer ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer TitansTM Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	5 Years	Life
Market Price	09/14/10	-13.90	-2.33	2.17
Net Asset Value	09/14/10	-13.08	-2.25	2.21
Dow Jones Emerging Markets Consumer TitansTM Index*		-12.28	-1.20	3.38

* As of 3/18/2019, the index name changed from Dow Jones Emerging Markets Consumer Titans 30TM Index to Dow Jones Emerging Markets Consumer TitansTM Index.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Dow Jones Emerging Markets Consumer TitansTM Index is a free-float market capitalization-weighted index that measures the performance of 60 leading emerging market companies in the Consumer Discretionary, Consumer Staples, and Communication Services sectors as defined by the S&P Dow Jones Indexes.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia Emerging Markets Consumer ETF

Performance of a hypothetical $10,000 investment (September 14, 2010 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

Tencent Holdings, Ltd. (China)	5.0
Alibaba Group Holding, Ltd. ADR (China)	4.9
China Mobile, Ltd. (China)	4.9
Baidu, Inc. ADR (China)	4.8
Hindustan Unilever, Ltd. (India)	4.7
Chunghwa Telecom Co., Ltd. (Taiwan)	3.9
Uni-President Enterprises Corp. (Taiwan)	3.5
ITC, Ltd. (India)	3.3
Maruti Suzuki India, Ltd. (India)	3.1
JD.com, Inc. ADR (China)	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at March 31, 2019)

Brazil	7.2
Chile	1.5
China	42.8
Hong Kong	0.4
India	16.6
Indonesia	3.2
Mexico	3.6
Russia	4.5
South Africa	4.5
Taiwan	10.6
Thailand	3.8
United Arab Emirates	0.9
United States(a)	0.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments and excludes investments in derivatives, if any. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia Emerging Markets Consumer ETF

Equity sector breakdown (%) (at March 31, 2019)

Communication Services	39.2
Consumer Discretionary	30.9
Consumer Staples	29.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Emerging Markets Consumer ETF (ECON)

Effective prior to the market open on March 18, 2019, the Fund's benchmark, the Dow Jones Emerging Markets Consumer Titans 30TM Index changed its name to the Dow Jones Emerging Markets Consumer TitansTM Index and modified its construction criteria to more effectively and comprehensively capture the emerging market consumer theme while limiting geographic and single stock concentration. The revised Dow Jones Emerging Markets Consumer TitansTM Index is designed to measure the performance of 60 leading emerging market companies classified in the GICS consumer discretionary, consumer staples and communication services sectors.

For the 12-month period that ended March 31, 2019, the Fund returned -13.08% based on net asset value (NAV) and -13.90% based on market price. The Dow Jones Emerging Markets Consumer TitansTM Index returned -12.28%, during the same time period.

The Fund's NAV on March 31, 2018 was $26.34, and it ended the annual period on March 31, 2019 with an NAV of $22.67. The Fund's market price on March 31, 2019 was $22.60 per share.

Emerging market equities struggled amid escalating trade tensions and more

Emerging market equities underperformed both U.S. and developed market international equities during the annual period. The MSCI Emerging Markets Index (Net) returned -7.41% during the annual period, as compared to S&P 500 Index and MSCI EAFE Index (Net) returns of 9.50% and -3.71%, respectively, for the same time period.

Emerging market equities had a challenging start to the annual period, primarily because of escalating trade tensions between the U.S. and China, a hawkish U.S. Federal Reserve (Fed) and resultant currency pressures. Fed tightening, rising bond yields and a stronger U.S. dollar weighed on emerging market currencies. Emerging market equities declined in the third quarter of 2018 as well. The quarter started positively with political developments in Latin America. Brazilian equities initially rebounded, driven by strong earnings results and reduced political uncertainty. Positive trade rhetoric from the Mexican president-elect also boosted investor sentiment, as his inclination toward a re-negotiation of the North American Free Trade Agreement and maintaining fiscal prudence mitigated concerns. However, Chinese equities fell, as the U.S. heightened the trade conflict by threatening to impose tariffs on an additional $267 billion worth of Chinese imports in addition to those already announced. Further, U.S. sanctions and concerns around central bank policy in the face of rising inflation spurred a sell-off in Turkish assets.

Emerging equity markets, like most global equity markets, ended calendar year 2018 on a down note, led by the threat of slowing global economic growth and tightening liquidity. Emerging market equities remained particularly challenged, primarily around persistent U.S.-China trade tensions and the resultant concerns of a Chinese economic slowdown. The success of Jair Bolsonaro in the Brazilian elections brought some relief for markets as did a subsequent temporary truce in the U.S.-China trade war and the accommodative stance of the Chinese government, particularly toward the private sector. But the optimism was short-lived following the arrest of technology company Huawei's Chief Financial Officer. Asian equities broadly suffered, including the equity markets of China, South Korea, Taiwan and Hong Kong. Elsewhere, falling oil prices and geopolitical tensions dampened Russian equities, though Turkish equities rallied as political tensions began to fade.

Following on the heels of a trying year in 2018, emerging market equities, like global equities broadly, came roaring back in the first quarter of 2019. Much of the impetus for the strong equity recovery can be attributed to an abrupt change in monetary policy direction by the Fed, where its bias shifted from a tightening mode to a more dovish stance. Other contributing factors to the sharp market turnaround included a sizable fiscal and monetary stimulus program in China, which seems to have had a fairly immediate impact based on leading economic indicators, and progress made on trade talks between the U.S. and China.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Emerging Markets Consumer ETF (ECON)

Contributors and detractors

Constituents in the consumer discretionary, consumer staples and energy sectors detracted most from the Fund's absolute returns during the annual period. Constituents in information technology, financials and health care contributed most positively to the Fund's absolute returns during the annual period.

From a country perspective, constituents in South Africa, Brazil and China detracted most from absolute returns during the annual period. Conversely, constituents in Indonesia, Taiwan and United Arab Emirates contributed most positively to the Fund's absolute returns during the annual period.

Positions in Brazilian beverage producer and distributor Ambev, India-based auto manufacturer Tata Motors and South African consumer staples retailer Shoprite Holdings detracted most. Each of these companies produced a double-digit negative absolute return during the annual period. Positions in China-based educational services provider Tal Education Group, India-based consumer products manufacturer Hindustan Unilever and India-based diversified consumer products company ITC contributed most positively. Each generated a double-digit absolute gain during the annual period.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging or frontier market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia India Consumer ETF

Investment objective

Columbia India Consumer ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	5 Years	Life
Market Price	08/10/11	-8.44	11.34	10.32
Net Asset Value	08/10/11	-8.03	11.30	10.27
Indxx India Consumer Index		-6.72	12.93	11.91

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Indxx India Consumer Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry in India as defined by Indxx's proprietary methodology. The index consists of common stocks listed on the primary exchange of India.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia India Consumer ETF

Performance of a hypothetical $10,000 investment (August 10, 2011 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

Nestle India, Ltd.	5.3
Titan Co., Ltd.	5.3
ITC, Ltd.	5.0
Britannia Industries Ltd.	4.9
Mahindra & Mahindra, Ltd.	4.9
Hindustan Unilever, Ltd.	4.9
Bajaj Auto, Ltd.	4.8
Tata Motors, Ltd.	4.7
Maruti Suzuki India, Ltd.	4.7
Eicher Motors, Ltd.	4.6

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity sector breakdown (%) (at March 31, 2019)

Consumer Discretionary	54.3
Consumer Staples	45.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia India Consumer ETF (INCO)

For the 12-month period that ended March 31, 2019, the Fund returned -8.03% based on net asset value (NAV) and -8.44% based on market price. The Indxx India Consumer Index returned -6.72% during the same time period.

The Fund's NAV on March 31, 2018 was $45.81, and it ended the annual period on March 31, 2019 with an NAV of $42.08. The Fund's market price on March 31, 2019 was $42.23 per share.

Indian equities gained despite rising crude prices and financial sector concerns

The Indian equity market enjoyed solid returns during the annual period despite rising crude oil prices and financial sector concerns. The MSCI India Index returned 6.75% for the annual period, significantly outperforming the -7.41% return of the MSCI Emerging Markets Index (Net). Still, there were challenges. Brent crude oil rose to as high as $85 per barrel in October 2018, the highest level seen since November 2014. This increase was a result of the Organization of Petroleum Exporting Countries (OPEC) refusing to ramp up production, and the U.S. persuading buyers to cut down imports of Iranian oil. As the world's third largest oil importer, India faced the brunt of the rising crude oil prices, a situation exacerbated by a depreciating rupee. The annual period also saw a major liquidity issue surrounding Infrastructure Leasing and Financial Services, an Indian infrastructure development and finance company. The lender defaulted on its short-term commercial papers, which rocked the debt market. Throughout September and October 2018, the Indian equity market declined substantially on the back of non-banking financial company sector liquidity fears. Further pressuring investor sentiment was Finance Minister Arun Jaitley re-introducing a long-term capital gains tax and levying a tax on profits generated from assets such as shares and share-oriented products. On the positive side, Indian Prime Minister Narendra Modi's government released on February 1, 2019 its last budget before the April 2019 general elections. It focused on supporting farmers and those economically less privileged, while continuing its push toward better physical and social infrastructure. India's general election was scheduled to begin on April 11, 2019, and after seven phases, the results are anticipated to be reported on May 23. Campaign promises of both Modi's Bharatiya Janata Party (BJP) and Gandhi's Indian National Congress include increased spending to provide income support to the poor and to farmers. Also, BJP has pledged to spend significant monies on infrastructure. If campaign promises are implemented, such spending should help support demand in consumer-oriented sectors.

Importantly, the fundamentals for India and its economy remained strong during the annual period. Its policy-driven, largely domestic-based economic growth, in synchronization with global economic growth, provided a tailwind for its equity market performance.

Contributors and detractors

Constituents in consumer discretionary, information technology and energy detracted most from the Fund's absolute returns during the annual period. Consumer staples, materials and utilities contributed most positively to the Fund's absolute returns during the annual period.

Positions in auto manufacturer Maruti Suzuki India, motorcycle manufacturer Hero MotoCorp and auto manufacturer Tata Motors detracted most. Each generated a double-digit negative absolute return during the annual period. Positions in food products manufacturer Nestle India, diversified consumer products manufacturer Hindustan Unilever and jewelry manufacturer and retailer and perfume producer Titan contributed most positively. Each of these companies produced a double-digit absolute gain during the annual period.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The MSCI India Index is designed to measure the performance of the large and mid-cap segments of the Indian market. With 79 constituents, the index covers approximately 85% of the Indian equity universe.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia India Consumer ETF (INCO)

of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Concentration in the India region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in a narrowly focused sector such as consumer may exhibit higher volatility than investments with a broader focus. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia India Infrastructure ETF

Investment objective

Columbia India Infrastructure ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

The Board of Trustees of Columbia ETF Trust II, based upon the recommendation of the Investment Manager, determined to close and liquidate the Fund. The last day of trading for the Fund on the NYSE Arca Exchange is expected to be June 14, 2019. On or about June 21, 2019, the Fund will make a liquidating distribution to remaining shareholders equal to the shareholder's proportionate interest in the net assets of the Fund.

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	5 Years	Life
Market Price	08/11/10	-14.36	2.20	-3.57
Net Asset Value	08/11/10	-12.39	2.52	-3.46
Indxx India Infrastructure Index		-11.41	3.65	-2.36

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Indxx India Infrastructure Index is a maximum 30-stock free-float adjusted market capitalization-weighted index designed to measure the market performance of companies in the infrastructure industry in India, as defined by Indxx's proprietary methodology. The index consists of common stocks listed on the primary exchange of India and ADRs & GDRs.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia India Infrastructure ETF

Performance of a hypothetical $10,000 investment (August 11, 2010 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

Larsen & Toubro, Ltd.	5.6
Power Grid Corp. of India, Ltd.	5.5
NTPC, Ltd.	5.2
Adani Ports and Special Economic Zone, Ltd.	5.1
UltraTech Cement, Ltd.	5.1
GAIL India, Ltd.	5.0
Bharti Airtel, Ltd.	4.6
Hindalco Industries, Ltd.	4.6
Tata Steel, Ltd.	4.5
Grasim Industries Ltd.	4.5

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity sector breakdown (%) (at March 31, 2019)

Communication Services	12.5
Consumer Discretionary	3.9
Energy	3.2
Industrials	26.8
Materials	32.2
Real Estate	1.6
Utilities	19.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia India Infrastructure ETF (INXX)

For the 12-month period that ended March 31, 2019, the Fund returned -12.39% based on net asset value (NAV) and -14.36% based on market price. The Indxx India Infrastructure Index returned -11.41% during the same time period.

The Fund's NAV on March 31, 2018 was $13.98, and it ended the annual period on March 31, 2019 with an NAV of $12.08. The Fund's market price on March 31, 2019 was $11.96 per share.

Indian equities gained despite rising crude prices and financial sector concerns

The Indian equity market enjoyed solid returns during the annual period despite rising crude oil prices and financial sector concerns. The MSCI India Index returned 6.75% for the annual period, significantly outperforming the -7.41% return of the MSCI Emerging Markets Index (Net). Still, there were challenges. Brent crude oil rose to as high as $85 per barrel in October 2018, the highest level seen since November 2014. This increase was a result of the Organization of Petroleum Exporting Countries (OPEC) refusing to ramp up production, and the U.S. persuading buyers to cut down imports of Iranian oil. As the world's third largest oil importer, India faced the brunt of the rising crude oil prices, a situation exacerbated by a depreciating rupee. The annual period also saw a major liquidity issue surrounding Infrastructure Leasing and Financial Services, an Indian infrastructure development and finance company. The lender defaulted on its short-term commercial papers, which rocked the debt market. Throughout September and October 2018, the Indian equity market declined substantially on the back of non-banking financial company sector liquidity fears. Further pressuring investor sentiment was Finance Minister Arun Jaitley re-introducing a long-term capital gains tax and levying a tax on profits generated from assets such as shares and share-oriented products. On the positive side, Indian Prime Minister Narendra Modi's government released on February 1, 2019 its last budget before the April 2019 general elections. It focused on supporting farmers and those economically less privileged, while continuing its push toward better physical and social infrastructure. India's general election was scheduled to begin on April 11, 2019, and after seven phases, the results are anticipated to be reported on May 23. Campaign promises of both Modi's Bharatiya Janata Party (BJP) and Gandhi's Indian National Congress include increased spending to provide income support to the poor and to farmers. Also, BJP has pledged to spend significant monies on infrastructure. If campaign promises are implemented, such spending should help support demand in consumer-oriented sectors.

Importantly, the fundamentals for India and its economy remained strong during the annual period. Its policy-driven, largely domestic-based economic growth, in synchronization with global economic growth, provided a tailwind for its equity market performance.

Contributors and detractors

Constituents in the materials, information technology and energy sectors detracted most from the Fund's absolute returns during the annual period. Constituents in the consumer discretionary sector contributed positively to the Fund's absolute returns during the annual period.

Positions in commercial vehicles manufacturer Eicher Motors, transportation equipment manufacturer Ashok Leyland and telecommunication services provider Vodafone Idea detracted most. Each generated a double-digit negative absolute return during the annual period. Positions in electrical equipment manufacturer Havells India, integrated steel producer JSW Steel and utilities company Power Grid Corp of India contributed most positively. Havells India produced a double-digit absolute gain during the annual period; JSW Steel posted a modestly negative absolute return during the annual period; and Power Grid Corp of India generated a single-digit absolute gain during the annual period.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The MSCI India Index is designed to measure the performance of the large and mid-cap segments of the Indian market. With 79 constituents, the index covers approximately 85% of the Indian equity universe.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia India Infrastructure ETF (INXX)

methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Concentration in the India region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in a narrowly focused sector such as consumer may exhibit higher volatility than investments with a broader focus. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE

Columbia India Small Cap ETF

Investment objective

Columbia India Small Cap ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index.

Portfolio management

Christopher Lo, CFA

Portfolio Manager

Managed Fund since 2016

The Board of Trustees of Columbia ETF Trust II, based upon the recommendation of the Investment Manager, determined to close and liquidate the Fund. The last day of trading for the Fund on the NYSE Arca Exchange is expected to be June 14, 2019. On or about June 21, 2019, the Fund will make a liquidating distribution to remaining shareholders equal to the shareholder's proportionate interest in the net assets of the Fund.

Average annual total returns (%) (for period ended March 31, 2019)

	Inception	1 Year	5 Years	Life
Market Price	07/07/10	-22.98	4.26	-2.31
Net Asset Value	07/07/10	-22.00	4.18	-2.32
Indxx India Small Cap Index		-20.41	5.67	-0.94

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/etfs.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Indxx India Small Cap Index is a maximum 75-stock free-float adjusted market capitalization-weighted index designed to measure the market performance of companies in the small cap segment in India. The index consists of securities listed on the primary stock exchange of India.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust II | Annual Report 2019

FUND AT A GLANCE (continued)

Columbia India Small Cap ETF

Performance of a hypothetical $10,000 Investment (July 7, 2010 — March 31, 2019)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at March 31, 2019)

IDFC Ltd.	2.9
Mahanagar Gas, Ltd.	2.8
Kajaria Ceramics Ltd.	2.7
NIIT Technologies, Ltd.	2.6
Escorts, Ltd.	2.6
DCB Bank, Ltd.	2.6
Century Textiles & Industries, Ltd.	2.6
NCC, Ltd.	2.6
VIP Industries, Ltd.	2.5
Dewan Housing Finance Corp., Ltd.	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity sector breakdown (%) (at March 31, 2019)

Communication Services	5.8
Consumer Discretionary	10.1
Consumer Staples	6.6
Energy	0.7
Financials	23.5
Health Care	5.8
Industrials	20.8
Information Technology	11.3
Materials	8.4
Real Estate	1.6
Utilities	5.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia India Small Cap ETF (SCIN)

For the 12-month period that ended March 31, 2019, the Fund returned -22.00% based on net asset value (NAV) and -22.98% based on market price. The Indxx India Small Cap Index returned -20.41% during the same time period.

The Fund's NAV on March 31, 2018 was $19.50, and it ended the annual period on March 31, 2019 with an NAV of $15.21. The Fund's market price on March 31, 2019 was $15.22 per share.

Indian equities gained despite rising crude prices and financial sector concerns

The Indian equity market enjoyed solid returns during the annual period despite rising crude oil prices and financial sector concerns. The MSCI India Index returned 6.75% for the annual period, significantly outperforming the -7.41% return of the MSCI Emerging Markets Index (Net). Still, there were challenges. Brent crude oil rose to as high as $85 per barrel in October 2018, the highest level seen since November 2014. This increase was a result of the Organization of Petroleum Exporting Countries (OPEC) refusing to ramp up production, and the U.S. persuading buyers to cut down imports of Iranian oil. As the world's third largest oil importer, India faced the brunt of the rising crude oil prices, a situation exacerbated by a depreciating rupee. The annual period also saw a major liquidity issue surrounding Infrastructure Leasing and Financial Services, an Indian infrastructure development and finance company. The lender defaulted on its short-term commercial papers, which rocked the debt market. Throughout September and October 2018, the Indian equity market declined substantially on the back of non-banking financial company sector liquidity fears. Further pressuring investor sentiment was Finance Minister Arun Jaitley re-introducing a long-term capital gains tax and levying a tax on profits generated from assets such as shares and share-oriented products. On the positive side, Indian Prime Minister Narendra Modi's government released on February 1, 2019 its last budget before the April 2019 general elections. It focused on supporting farmers and those economically less privileged, while continuing its push toward better physical and social infrastructure. India's general election was scheduled to begin on April 11, 2019, and after seven phases, the results are anticipated to be reported on May 23. Campaign promises of both Modi's Bharatiya Janata Party (BJP) and Gandhi's Indian National Congress include increased spending to provide income support to the poor and to farmers. Also, BJP has pledged to spend significant monies on infrastructure. If campaign promises are implemented, such spending should help support demand in consumer-oriented sectors.

Importantly, the fundamentals for India and its economy remained strong during the annual period. Its policy-driven, largely domestic-based economic growth, in synchronization with global economic growth, provided a tailwind for its equity market performance.

Contributors and detractors

Constituents in the information technology, materials and financials sectors detracted most from absolute returns during the annual period. Constituents in the communication services and utilities sectors contributed most positively to the Fund's absolute returns.

Positions in automotive technology solutions provider Birlasoft India, home improvement and building products retailer Shankara Building Products and plastic storage and material handling products company Sintex Plastics Technology detracted most. Each generated a double-digit negative absolute return during the annual period. Positions in ethyl alcohol, ethanol and organic manure manufacturer Balrampur Chini Mills, fermentation systems engineering firm Praj Industries and search engine operator Just Dial contributed most positively. Each produced a double-digit absolute gain during the annual period.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The MSCI India Index is designed to measure the performance of the large and mid-cap segments of the Indian market. With 79 constituents, the index covers approximately 85% of the Indian equity universe.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is passively managed and seeks to track the performance of an index. The Fund may not sell a poorly performing security unless it was removed from the index. There is no guarantee that the index will achieve positive returns. Risk exists that the index provider may not follow its

Columbia ETF Trust II | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia India Small Cap ETF (SCIN)

methodology for index construction. Errors may result in a negative fund performance. The Fund's net value will generally decline when the market value of its targeted index declines. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks impacting a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. These risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund concentrates its investments in issuers of one or more particular industries to the same extent as the underlying index. Concentration in the India region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in a narrowly focused sector such as consumer may exhibit higher volatility than investments with a broader focus. Although the Fund's shares are listed on an exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained. Active market trading may increase portfolio turnover, transaction costs and tracking error to the targeted index. The Fund may have portfolio turnover, which may cause an adverse cost impact. There may be additional portfolio turnover risk as active market trading of the Fund's shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index and as high levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. See the Fund's prospectus for more information on these and other risks.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Columbia ETF Trust II | Annual Report 2019

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended March 31, 2019.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses paid for the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

October 1, 2018 — March 31, 2019

	Beginning account value ($)		Ending account value ($)		Expenses paid for the period ($)		Annualized expense ratios for the period (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Beyond BRICs ETF	1,000.00	1,000.00	986.40	1,021.79	3.12	3.18	0.63
Columbia EM Core ex-China ETF	1,000.00	1,000.00	1,012.00	1,023.19	1.76	1.77	0.35
Columbia EM Quality Dividend ETF	1,000.00	1,000.00	981.40	1,021.94	2.96	3.02	0.60
Columbia Emerging Markets Consumer ETF	1,000.00	1,000.00	1,022.10	1,021.84	3.13	3.13	0.62
Columbia India Consumer ETF	1,000.00	1,000.00	1,022.60	1,021.09	3.88	3.88	0.77
Columbia India Infrastructure ETF	1,000.00	1,000.00	1,030.10	1,020.24	4.76	4.73	0.94
Columbia India Small Cap ETF	1,000.00	1,000.00	1,078.70	1,021.19	3.89	3.78	0.75

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Columbia ETF Trust II | Annual Report 2019

FREQUENCY DISTRIBUTION OF PREMIUMS
AND DISCOUNTS (Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through March 31, 2019.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Beyond BRICs ETF August 15, 2012 – March 31, 2019
	0 - 49.9	365	361
	50 - 99.9	336	327
	100 - 199.9	120	140
	> 200	5	11
	Total	826	839
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia EM Core ex-China ETF September 2, 2015 – March 31, 2019
	0 - 49.9	248	150
	50 - 99.9	262	57
	100 - 199.9	149	20
	> 200	12	1
	Total	671	228
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia EM Quality Dividend ETF August 4, 2011 – March 31, 2019
	0 - 49.9	430	528
	50 - 99.9	189	464
	100 - 199.9	50	230
	> 200	8	26
	Total	677	1248

Columbia ETF Trust II | Annual Report 2019

FREQUENCY DISTRIBUTION OF PREMIUMS
AND DISCOUNTS (continued) (Unaudited)

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Emerging Markets Consumer ETF September 14, 2010 – March 31, 2019
	0 - 49.9	892	502
	50 - 99.9	383	229
	100 - 199.9	58	63
	> 200	8	15
	Total	1341	809
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia India Consumer ETF August 10, 2011 – March 31, 2019
	0 - 49.9	523	400
	50 - 99.9	362	196
	100 - 199.9	261	102
	> 200	61	16
	Total	1207	714
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia India Infrastructure ETF August 11, 2010 – March 31, 2019
	0 - 49.9	525	435
	50 - 99.9	359	324
	100 - 199.9	244	201
	> 200	40	45
	Total	1168	1005
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia India Small Cap ETF July 7, 2010 – March 31, 2019
	0 - 49.9	493	435
	50 - 99.9	306	339
	100 - 199.9	242	284
	> 200	40	59
	Total	1081	1117

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS

Columbia Beyond BRICs ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 99.0%

Issuer	Shares	Value ($)
Bangladesh 5.5%
BRAC Bank Ltd.(a)	182,352	167,180
GrameenPhone, Ltd.	45,902	221,793
Square Pharmaceuticals, Ltd.	153,518	488,148
United Power Generation and Distribution Co. Ltd.	103,099	492,904
Total Bangladesh		1,370,025
Chile 3.3%
Banco de Chile	799,518	117,717
Banco Santander Chile	1,783,976	134,203
Empresas CMPC SA	32,123	113,296
Empresas COPEC SA	14,022	178,036
Enel Americas SA	793,770	141,122
S.A.C.I. Falabella	20,766	154,416
Total Chile		838,790
Colombia 0.6%
Ecopetrol SA	136,479	146,313
Czech Republic 0.4%
CEZ AS	4,547	106,832
Hungary 1.1%
OTP Bank Nyrt.	6,565	288,782
Indonesia 9.3%
PT Astra International Tbk	582,532	299,652
PT Bank Central Asia Tbk	277,808	541,375
PT Bank Mandiri Persero Tbk(a)	533,003	278,853
PT Bank Negara Indonesia Persero Tbk(a)	212,981	140,591
PT Bank Rakyat Indonesia Persero Tbk	1,523,256	440,717
PT Hanjaya Mandala Sampoerna Tbk	251,615	66,261
PT Telekomunikasi Indonesia Persero Tbk	1,336,010	370,593
PT Unilever Indonesia Tbk	33,010	114,109
PT United Tractors Tbk	43,590	82,803
Total Indonesia		2,334,954
Kenya 3.4%
Equity Group Holdings PLC	775,795	320,328
Safaricom PLC	1,917,811	524,424
Total Kenya		844,752

Common Stocks (continued)

Issuer	Shares	Value ($)
Kuwait 2.9%
Kuwait Finance House KSCP	93,883	215,490
National Bank of Kuwait SAKP	175,039	518,037
Total Kuwait		733,527
Malaysia 8.1%
Axiata Group Bhd	127,913	130,028
CIMB Group Holdings Bhd	193,906	244,609
DiGi.Com Bhd	105,425	117,497
IHH Healthcare Bhd	85,606	120,991
Malayan Banking Bhd	168,213	381,956
Petronas Chemicals Group Bhd	81,499	182,861
Public Bank Bhd	88,724	503,331
Tenaga Nasional Bhd	113,896	353,196
Total Malaysia		2,034,469
Mexico 11.1%
America Movil SAB de CV Series L	789,837	565,173
Arca Continental SAB de CV	11,195	62,406
Cemex SAB de CV Series CPO(a)	434,494	203,163
Fomento Economico Mexicano SAB de CV Series UBD	60,500	558,761
Grupo Elektra, SAB de CV(a)	1,863	100,790
Grupo Financiero Banorte SAB de CV Class O	80,972	440,561
Grupo Mexico SAB de CV Series B	103,203	283,898
Grupo Televisa SAB Series CPO	71,670	158,840
Wal-Mart de Mexico SAB de CV	148,519	397,531
Total Mexico		2,771,123
Morocco 3.8%
Attijariwafa Bank	10,663	468,914
Maroc Telecom	32,341	480,209
Total Morocco		949,123
Nigeria 3.9%
Guaranty Trust Bank PLC	5,100,361	509,330
Zenith Bank PLC	7,560,035	456,534
Total Nigeria		965,864

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia Beyond BRICs ETF

March 31, 2019

Common Stocks (continued)

Issuer	Shares	Value ($)
Philippines 3.5%
Ayala Corp.	7,090	126,921
Ayala Land, Inc.	199,577	170,653
BDO Unibank, Inc.	56,357	143,603
SM Investments Corp.	13,901	247,258
SM Prime Holdings, Inc.	260,060	197,608
Total Philippines		886,043
Qatar 3.9%
Industries Qatar QSC	5,759	195,987
Qatar Islamic Bank SAQ	3,336	138,956
Qatar National Bank QPSC	12,791	634,149
Total Qatar		969,092
Romania 2.1%
Banca Transilvania SA	1,090,889	531,785
South Africa 14.7%
Absa Group Ltd.	17,596	185,584
Aspen Pharmacare Holdings, Ltd.	9,256	59,677
FirstRand, Ltd.	79,086	345,272
MTN Group, Ltd.	44,764	275,079
MultiChoice Group Ltd.(a)	10,602	88,734
Naspers, Ltd. N Shares	3,885	897,659
Nedbank Group, Ltd.	9,828	171,219
Old Mutual Ltd.	120,092	182,121
Remgro, Ltd.	12,803	164,472
Sanlam, Ltd.	43,277	221,348
Sasol, Ltd.	13,847	432,081
Shoprite Holdings, Ltd.	11,725	128,956
Standard Bank Group, Ltd.	31,758	407,907
Vodacom Group, Ltd.	15,789	121,998
Total South Africa		3,682,107
Thailand 12.4%
Advanced Info Service PCL NVDR	32,171	186,528
Airports of Thailand PCL NVDR	123,628	264,903
Bangkok Bank PCL NVDR	14,575	95,069

Common Stocks (continued)

Issuer	Shares	Value ($)
Bangkok Dusit Medical Services PCL NVDR	253,007	197,718
Central Pattana PCL NVDR	71,147	164,220
CP ALL PCL NVDR	150,245	353,894
Indorama Ventures PCL NVDR	51,426	80,619
Kasikornbank PCL NVDR	33,903	200,309
PTT Exploration & Production PCL NVDR	39,789	157,350
PTT Global Chemical PCL NVDR NVDR	58,517	124,004
PTT PCL NVDR	411,930	623,055
Siam Cement PCL (The) NVDR	24,188	367,374
Siam Commercial Bank PCL NVDR	69,300	288,250
Total Thailand		3,103,293
United Arab Emirates 3.0%
Dubai Islamic Bank PJSC	47,361	63,181
Emaar Properties PJSC	101,069	128,775
Emirates Telecommunications Group Co. PJSC	50,108	227,819
First Abu Dhabi Bank PJSC	78,209	324,921
Total United Arab Emirates		744,696
Vietnam 6.0%
Bank for Foreign Trade of Vietnam JSC	99,620	288,934
Hoa Phat Group JSC(a)	338,846	470,214
No Va Land Investment Group Corp.(a)	107,694	258,978
Vietnam Dairy Products JSC	82,074	476,796
Total Vietnam		1,494,922
Total Common Stocks (Cost: $24,335,358)		24,796,492

Money Market Funds 0.5%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.263%(b)	136,124	136,124
Total Money Market Funds (Cost $136,124)		136,124
Total Investments in Securities (Cost: $24,471,482)		24,932,616
Other Assets & Liabilities, Net		113,026
Net Assets		25,045,642

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia Beyond BRICs ETF

March 31, 2019

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at March 31, 2019.

Abbreviation Legend

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia Beyond BRICs ETF

March 31, 2019

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Bangladesh	1,370,025	—	—	1,370,025
Chile	838,790	—	—	838,790
Colombia	146,313	—	—	146,313
Czech Republic	106,832	—	—	106,832
Hungary	288,782	—	—	288,782
Indonesia	2,334,954	—	—	2,334,954
Kenya	844,752	—	—	844,752
Kuwait	733,527	—	—	733,527
Malaysia	2,034,469	—	—	2,034,469
Mexico	2,771,123	—	—	2,771,123
Morocco	949,123	—	—	949,123
Nigeria	965,864	—	—	965,864
Philippines	886,043	—	—	886,043
Qatar	969,092	—	—	969,092
Romania	531,785	—	—	531,785
South Africa	3,682,107	—	—	3,682,107
Thailand	3,103,293	—	—	3,103,293
United Arab Emirates	744,696	—	—	744,696
Vietnam	1,494,922	—	—	1,494,922
Total Common Stocks	24,796,492	—	—	24,796,492
Money Market Funds	136,124	—	—	136,124
Total Investments in Securities	24,932,616	—	—	24,932,616

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS

Columbia EM Core ex-China ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 93.3%

Issuer	Shares	Value ($)
Brazil 3.2%
B3 SA — Brasil Bolsa Balcao	9,944	82,073
Banco do Brasil SA	4,157	52,041
Vale SA	17,603	230,367
Total Brazil		364,481
Chile 1.3%
Cia Cervecerias Unidas SA	4,459	63,838
Empresas COPEC SA	7,214	91,595
Total Chile		155,433
India 13.0%
Dr. Reddy's Laboratories, Ltd. ADR	3,150	127,575
HDFC Bank, Ltd. ADR	1,779	206,204
ICICI Bank, Ltd. ADR	34,481	395,152
Infosys, Ltd. ADR	36,160	395,229
Tata Motors, Ltd. ADR(a)	6,544	82,192
Vedanta, Ltd. ADR	9,759	103,055
Wipro, Ltd. ADR	25,601	101,892
WNS Holdings, Ltd. ADR(a)	1,447	77,082
Total India		1,488,381
Indonesia 3.8%
PT Astra International Tbk	116,514	59,934
PT Bank Central Asia Tbk	106,908	208,336
PT Bank Mandiri Persero Tbk(a)	179,858	94,097
PT Telekomunikasi Indonesia Persero Tbk	255,058	70,750
Total Indonesia		433,117
Malaysia 3.9%
Dialog Group Bhd	203,000	157,627
IHH Healthcare Bhd	83,400	117,873
Petronas Dagangan Bhd	14,300	87,569
Tenaga Nasional Bhd	29,000	89,930
Total Malaysia		452,999
Mexico 3.5%
Cemex SAB de CV Series CPO(a)	58,517	27,362
Coca-Cola Femsa SAB de CV Series L	14,246	94,234

Common Stocks (continued)

Issuer	Shares	Value ($)
Grupo Bimbo SAB de CV Series A	29,598	61,919
Grupo Mexico SAB de CV Series B	35,324	97,172
Wal-Mart de Mexico SAB de CV	43,629	116,779
Total Mexico		397,466
Philippines 2.3%
Aboitiz Power Corp.	75,300	50,764
Jollibee Foods Corp.	9,440	56,989
Manila Electric Co.	5,620	40,670
Puregold Price Club, Inc.	44,500	40,763
SM Investments Corp.	4,110	73,105
Total Philippines		262,291
Poland 2.3%
Powszechna Kasa Oszczednosci Bank Polski SA	14,512	146,034
Powszechny Zaklad Ubezpieczen SA	10,714	113,181
Total Poland		259,215
Russia 5.3%
Gazprom PJSC ADR	21,695	97,931
LUKOIL PJSC ADR	3,725	333,760
Sberbank of Russia PJSC ADR	13,162	174,528
Total Russia		606,219
South Africa 10.0%
AngloGold Ashanti, Ltd.	4,923	65,403
Bid Corp., Ltd.	5,483	113,300
Bidvest Group, Ltd. (The)	6,822	91,535
Coronation Fund Managers, Ltd.	19,014	60,571
FirstRand, Ltd.	17,463	76,240
Hyprop Investments, Ltd.	11,459	56,003
MTN Group, Ltd.	7,227	44,411
Naspers, Ltd. N Shares	1,343	310,310
Sanlam, Ltd.	12,712	65,018
Sasol, Ltd.	3,287	102,567
Standard Bank Group, Ltd.	6,897	88,587
Woolworths Holdings, Ltd.	21,107	68,028
Total South Africa		1,141,973

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2019

Common Stocks (continued)

Issuer	Shares	Value ($)
South Korea 16.9%
Celltrion, Inc.(a)	708	112,877
Hana Financial Group, Inc.	1,965	63,013
Hyundai Mobis Co., Ltd.	286	52,534
Hyundai Motor Co.	873	91,907
KB Financial Group, Inc.	3,625	133,650
Kia Motors Corp.	2,328	72,500
KT&G Corp.	798	72,763
LG Electronics, Inc.	1,034	68,411
POSCO	494	110,106
Samsung Electro-Mechanics Co., Ltd.	607	55,882
Samsung Electronics Co., Ltd.	19,161	753,712
Shinhan Financial Group Co., Ltd.	3,708	137,200
SK Hynix, Inc.	3,121	204,016
Total South Korea		1,928,571
Taiwan 19.8%
ASE Industrial Holding Co., Ltd.(a)	18,160	39,772
Catcher Technology Co., Ltd.	7,000	53,828
Chang Hwa Commercial Bank, Ltd.	89,796	53,754
China Steel Corp.	109,015	89,489
Chipbond Technology Corp.	30,858	71,086
Chunghwa Telecom Co., Ltd.	30,597	108,706
CTBC Financial Holding Co., Ltd.	85,911	57,004
Eva Airways Corp.	110,992	54,379
Far Eastern New Century Corp.	88,772	87,705
Far EasTone Telecommunications Co., Ltd.	35,034	84,458
Formosa Chemicals & Fibre Corp.	14,371	52,223
Formosa Petrochemical Corp.	14,144	53,005
Formosa Plastics Corp.	34,090	121,116
Formosa Taffeta Co., Ltd.	45,002	53,733
Hon Hai Precision Industry Co., Ltd.	60,953	145,359
Makalot Industrial Co., Ltd.	5,144	36,051
MediaTek, Inc.	7,814	71,623
Nan Ya Plastics Corp.	48,364	123,811

Common Stocks (continued)

Issuer	Shares	Value ($)
President Chain Store Corp.	10,839	106,735
Taiwan Business Bank	158,144	61,574
Taiwan Mobile Co., Ltd.	17,942	64,909
Taiwan Semiconductor Manufacturing Co., Ltd.	77,017	613,477
Uni-President Enterprises Corp.	22,846	55,446
Total Taiwan		2,259,243
Thailand 6.8%
Airports of Thailand PCL NVDR	60,400	129,422
BTS Group Holdings PCL NVDR	622,555	215,790
CP ALL PCL NVDR	24,000	56,531
Home Product Center PCL NVDR	135,400	65,279
Ratchaburi Electricity Generating Holding PCL	32,300	59,541
Siam Cement PCL (The)	4,100	62,272
Siam Commercial Bank PCL (The)	19,600	81,525
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	99,400	65,149
Thai Union Group PCL NVDR	64,696	39,346
Total Thailand		774,855
Turkey 0.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	304,417	82,441
United Kingdom 0.5%
Mondi PLC	2,705	59,625
Total Common Stocks (Cost: $9,165,058)		10,666,310

Preferred Stocks 6.0%

Issuer	Shares	Value ($)
Brazil 6.0%
Banco Bradesco SA Preference Shares	8,969	98,962
Itau Unibanco Holding SA Preference Shares	25,123	222,264
Itausa — Investimentos Itau SA Preference Shares	38,614	118,867
Petroleo Brasileiro SA Preference Shares	34,471	248,543
Total Brazil		688,636
Total Preferred Stocks (Cost: $397,769)		688,636

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2019

Warrants 0.0%

Issuer	Shares	Value ($)
Thailand 0.0%
BTS Group Holdings PCL, expiring 12/29/19(a)	56,295	1,987
Total Warrants (Cost $0)		1,987

Money Market Funds 0.3%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.263%(b)	31,980	31,980
Total Money Market Funds (Cost $31,980)		31,980
Total Investments in Securities (Cost: $9,594,807)		11,388,913
Other Assets & Liabilities, Net		42,178
Net Assets		11,431,091

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at March 31, 2019.

Abbreviation Legend

ADR  American Depositary Receipts

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2019

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2019

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	364,481	—	—	364,481
Chile	155,433	—	—	155,433
India	1,488,381	—	—	1,488,381
Indonesia	433,117	—	—	433,117
Malaysia	452,999	—	—	452,999
Mexico	397,466	—	—	397,466
Philippines	262,291	—	—	262,291
Poland	259,215	—	—	259,215
Russia	606,219	—	—	606,219
South Africa	1,141,973	—	—	1,141,973
South Korea	1,928,571	—	—	1,928,571
Taiwan	2,259,243	—	—	2,259,243
Thailand	774,855	—	—	774,855
Turkey	82,441	—	—	82,441
United Kingdom	59,625	—	—	59,625
Total Common Stocks	10,666,310	—	—	10,666,310
Preferred Stocks
Brazil	688,636	—	—	688,636
Total Preferred Stocks	688,636	—	—	688,636
Warrants
Thailand	1,987	—	—	1,987
Total Warrants	1,987	—	—	1,987
Money Market Funds	31,980	—	—	31,980
Total Investments in Securities	11,388,913	—	—	11,388,913

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS

Columbia EM Quality Dividend ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 97.3%

Issuer	Shares	Value ($)
Brazil 6.0%
Cielo SA	44,032	107,373
Suzano Papel e Celulose SA	9,556	114,303
Vale SA	8,763	114,680
Total Brazil		336,356
Chile 2.0%
Enel Americas SA	643,583	114,421
China 9.8%
Bank of China, Ltd. Class H	241,274	109,419
China Construction Bank Corp. Class H	127,243	109,089
China Mobile, Ltd.	10,782	109,881
Industrial & Commercial Bank of China, Ltd. Class H	148,165	108,529
Ping An Insurance Group Co. of China, Ltd. Class H	10,209	114,316
Total China		551,234
Colombia 2.0%
Ecopetrol SA	102,869	110,281
Hong Kong 10.1%
CK Asset Holdings Ltd.	12,948	115,131
CLP Holdings, Ltd.	9,688	112,307
Hang Seng Bank Ltd.	4,609	113,729
Hong Kong Exchanges & Clearing, Ltd.	3,237	112,821
Link REIT	10,029	117,283
Total Hong Kong		571,271
India 12.1%
Bharat Petroleum Corp., Ltd.	20,481	117,535
GAIL India, Ltd.	22,241	111,614
Indian Oil Corp., Ltd.	49,418	116,171
Infosys, Ltd.	10,444	112,144
ITC, Ltd.	26,027	111,679
Power Grid Corp. of India, Ltd.	39,099	111,695
Total India		680,838
Indonesia 7.9%
PT Astra International Tbk	219,876	113,103
PT Gudang Garam Tbk	18,558	108,429

Common Stocks (continued)

Issuer	Shares	Value ($)
PT Telekomunikasi Indonesia Persero Tbk	417,305	115,755
PT United Tractors Tbk	56,935	108,153
Total Indonesia		445,440
Kenya 1.9%
Safaricom PLC	402,379	110,030
Malaysia 11.8%
Malayan Banking Bhd	49,200	111,717
Maxis Bhd	82,258	107,998
Nestle Malaysia Bhd	3,100	111,471
Petronas Chemicals Group Bhd	50,590	113,510
Petronas Gas Bhd	25,600	110,489
Tenaga Nasional Bhd	35,531	110,183
Total Malaysia		665,368
Mexico 4.1%
Grupo Mexico SAB de CV Series B	42,448	116,769
Wal-Mart de Mexico SAB de CV	42,582	113,977
Total Mexico		230,746
Poland 1.9%
Polski Koncern Naftowy Orlen SA	4,288	109,206
Qatar 2.0%
Qatar National Bank QPSC	2,276	112,839
South Africa 3.9%
Standard Bank Group, Ltd.	8,905	114,378
Vodacom Group, Ltd.	14,025	108,368
Total South Africa		222,746
South Korea 5.7%
KB Financial Group, Inc.	2,992	110,312
Samsung Electronics Co., Ltd.	2,732	107,465
S-Oil Corp.	1,323	104,432
Total South Korea		322,209
Taiwan 12.1%
Formosa Chemicals & Fibre Corp.	31,797	115,549
Formosa Plastics Corp.	32,240	114,543
Nan Ya Plastics Corp.	45,011	115,227

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Quality Dividend ETF

March 31, 2019

Common Stocks (continued)

Issuer	Shares	Value ($)
Taiwan Semiconductor Manufacturing Co., Ltd.	13,947	111,094
Uni-President Enterprises Corp.	46,899	113,822
Yageo Corp.	10,592	111,005
Total Taiwan		681,240
Thailand 2.0%
PTT Global Chemical PCL NVDR	52,608	111,482
United Arab Emirates 2.0%
Emaar Properties PJSC	87,951	112,061
Total Common Stocks (Cost: $5,445,570)		5,487,768

Preferred Stocks 2.0%

Issuer	Shares	Value ($)
Chile 2.0%
Sociedad Quimica y Minera de Chile SA Class B	2,950	113,361
Total Preferred Stocks (Cost $143,800)		113,361
Total Investments in Securities (Cost: $5,589,370)		5,601,129
Other Assets & Liabilities, Net		38,852
Net Assets		5,639,981

Abbreviation Legend

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Quality Dividend ETF

March 31, 2019

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	336,356	—	—	336,356
Chile	114,421	—	—	114,421
China	551,234	—	—	551,234
Colombia	110,281	—	—	110,281
Hong Kong	571,271	—	—	571,271
India	680,838	—	—	680,838
Indonesia	445,440	—	—	445,440
Kenya	110,030	—	—	110,030
Malaysia	665,368	—	—	665,368
Mexico	230,746	—	—	230,746
Poland	109,206	—	—	109,206
Qatar	112,839	—	—	112,839
South Africa	222,746	—	—	222,746
South Korea	322,209	—	—	322,209
Taiwan	681,240	—	—	681,240
Thailand	111,482	—	—	111,482
United Arab Emirates	112,061	—	—	112,061
Total Common Stocks	5,487,768	—	—	5,487,768
Preferred Stocks
Chile	113,361	—	—	113,361
Total Preferred Stocks	113,361	—	—	113,361
Total Investments in Securities	5,601,129	—	—	5,601,129

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS

Columbia Emerging Markets Consumer ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 96.1%

Issuer	Shares	Value ($)
Brazil 3.8%
Lojas Americanas SA	144,605	491,219
Lojas Renner SA	602,843	6,784,830
Raia Drogasil SA	218,538	3,666,915
Total Brazil		10,942,964
Chile 1.4%
Cencosud SA	788,888	1,365,794
S.A.C.I. Falabella	382,405	2,843,557
Total Chile		4,209,351
China 42.8%
58.com, Inc. ADR(a)	31,118	2,043,830
Alibaba Group Holding, Ltd. ADR(a)	78,007	14,232,377
ANTA Sports Products, Ltd.	307,397	2,091,096
Autohome, Inc. ADR(a)	19,131	2,011,051
Baidu, Inc. ADR(a)	84,390	13,911,692
BYD Co., Ltd. Class H	212,539	1,280,657
China Mengniu Dairy Co., Ltd.(a)	939,600	3,495,095
China Mobile, Ltd.	1,392,305	14,189,186
China Resources Beer Holdings Co., Ltd.	482,348	2,030,790
China Telecom Corp., Ltd. Class H	4,811,152	2,672,198
China Tower Corp. Ltd. Class H(a)(b)	15,367,892	3,563,024
China Unicom Hong Kong, Ltd.	2,015,528	2,554,730
Ctrip.com International, Ltd. ADR(a)	132,314	5,780,799
Dongfeng Motor Group Co., Ltd. Class H	911,320	912,487
Geely Automobile Holdings, Ltd.	1,930,738	3,689,332
Guangzhou Automobile Group Co., Ltd. Class H	976,555	1,153,213
Hengan International Group Co., Ltd.	251,592	2,205,050
JD.com, Inc. ADR(a)	283,838	8,557,716
NetEase, Inc. ADR	25,496	6,156,009
New Oriental Education & Technology Group, Inc. ADR(a)	40,567	3,654,681
TAL Education Group ADR(a)	123,290	4,448,303
Tencent Holdings, Ltd.	311,538	14,326,871
Want Want China Holdings, Ltd.	2,201,179	1,828,252
Weibo Corp. ADR(a)	21,883	1,356,527

Common Stocks (continued)

Issuer	Shares	Value ($)
Yum China Holdings, Inc.	131,396	5,900,994
Total China		124,045,960
Hong Kong 0.4%
Haier Electronics Group Co., Ltd.(a)	427,605	1,241,969
India 16.6%
Bharti Airtel, Ltd.	1,009,580	4,854,437
Hero MotoCorp, Ltd.	74,887	2,759,982
Hindustan Unilever, Ltd.	546,654	13,468,481
ITC, Ltd.	2,236,484	9,596,461
Mahindra & Mahindra, Ltd.	465,833	4,531,575
Maruti Suzuki India, Ltd.	92,477	8,907,361
Titan Co., Ltd.	237,807	3,919,739
Total India		48,038,036
Indonesia 3.2%
PT Astra International Tbk	6,721,115	3,457,315
PT Telekomunikasi Indonesia Persero Tbk	16,117,462	4,470,785
PT Unilever Indonesia Tbk	380,020	1,313,658
Total Indonesia		9,241,758
Mexico 3.6%
Coca-Cola Femsa SAB de CV Series L	142,753	944,278
Fomento Economico Mexicano SAB de CV Series UBD	505,177	4,665,677
Grupo Televisa SAB Series CPO	594,656	1,317,915
Wal-Mart de Mexico SAB de CV	1,328,902	3,556,984
Total Mexico		10,484,854
Russia 4.5%
Magnit PJSC GDR	269,183	3,795,480
X5 Retail Group NV GDR	93,215	2,322,918
Yandex NV Class A(a)	199,336	6,845,198
Total Russia		12,963,596
South Africa 4.5%
Shoprite Holdings, Ltd.	578,756	6,365,363
Vodacom Group, Ltd.	874,119	6,754,136
Total South Africa		13,119,499

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia Emerging Markets Consumer ETF

March 31, 2019

Common Stocks (continued)

Issuer	Shares	Value ($)
Taiwan 10.6%
Chunghwa Telecom Co., Ltd.	3,182,527	11,306,978
President Chain Store Corp.	470,032	4,628,566
Taiwan Mobile Co., Ltd.	1,346,137	4,869,949
Uni-President Enterprises Corp.	4,138,842	10,044,788
Total Taiwan		30,850,281
Thailand 3.8%
Advanced Info Service PCL	522,900	3,031,782
CP ALL PCL	2,149,805	5,063,744
Thai Beverage PCL	4,783,044	2,983,885
Total Thailand		11,079,411
United Arab Emirates 0.9%
Emirates Telecommunications Group Co. PJSC	581,897	2,645,634
Total Common Stocks (Cost: $284,081,555)		278,863,313

Preferred Stocks 3.5%

Issuer	Shares	Value ($)
Brazil 3.5%
Cia Brasileira de Distribuicao Preference Shares	131,542	3,091,408
Lojas Americanas SA Preference Shares	621,613	2,678,636
Telefonica Brasil SA Preference Shares	346,753	4,232,281
Total Brazil		10,002,325
Total Preferred Stocks (Cost: $10,820,523)		10,002,325

Money Market Funds 0.4%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.263%(c)	1,160,736	1,160,736
Total Money Market Funds (Cost $1,160,736)		1,160,736
Total Investments in Securities (Cost: $296,062,814)		290,026,374
Other Assets & Liabilities, Net		92,287
Net Assets		290,118,661

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At March 31, 2019, the total value of these securities amounted to $3,563,024, which represents 1.23% of net assets.

(c)  The rate shown is the seven-day current annualized yield at March 31, 2019.

Abbreviation Legend

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

PJSC  Private Joint Stock Company

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia Emerging Markets Consumer ETF

March 31, 2019

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia Emerging Markets Consumer ETF

March 31, 2019

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	10,942,964	—	—	10,942,964
Chile	4,209,351	—	—	4,209,351
China	124,045,960	—	—	124,045,960
Hong Kong	1,241,969	—	—	1,241,969
India	48,038,036	—	—	48,038,036
Indonesia	9,241,758	—	—	9,241,758
Mexico	10,484,854	—	—	10,484,854
Russia	12,963,596	—	—	12,963,596
South Africa	13,119,499	—	—	13,119,499
Taiwan	30,850,281	—	—	30,850,281
Thailand	11,079,411	—	—	11,079,411
United Arab Emirates	2,645,634	—	—	2,645,634
Total Common Stocks	278,863,313	—	—	278,863,313
Preferred Stocks
Brazil	10,002,325	—	—	10,002,325
Total Preferred Stocks	10,002,325	—	—	10,002,325
Money Market Funds	1,160,736	—	—	1,160,736
Total Investments in Securities	290,026,374	—	—	290,026,374

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia India Consumer ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 100.4%

Issuer	Shares	Value ($)
Consumer Discretionary 54.5%
Aditya Birla Fashion and Retail, Ltd.(a)	451,389	1,435,779
Bajaj Auto, Ltd.	150,446	6,322,099
Bharat Forge, Ltd.	391,208	2,893,612
Bosch, Ltd.	14,923	3,917,322
Eicher Motors, Ltd.	20,338	6,032,467
Exide Industries, Ltd.	701,838	2,215,691
Future Retail, Ltd.(a)	273,334	1,790,727
Hero MotoCorp, Ltd.	161,799	5,963,148
Jubilant Foodworks, Ltd.	118,355	2,467,046
Mahindra & Mahindra, Ltd.	663,787	6,457,251
Maruti Suzuki India, Ltd.	63,776	6,142,888
Motherson Sumi Systems, Ltd.	1,957,211	4,229,441
MRF, Ltd.	4,136	3,462,069
Page Industries, Ltd.	6,964	2,510,382
Rajesh Exports, Ltd.	225,581	2,168,541
Tata Motors, Ltd.(a)	2,448,136	6,157,888
Titan Co., Ltd.	422,060	6,956,755
Total		71,123,106
Consumer Staples 45.9%
Avenue Supermarts, Ltd.(a)(b)	166,915	3,544,549
Britannia Industries Ltd.	145,143	6,464,651
Colgate-Palmolive India, Ltd.	221,168	4,016,781

Common Stocks (continued)

Issuer	Shares	Value ($)
Dabur India, Ltd.	925,200	5,459,715
GlaxoSmithKline Consumer Healthcare, Ltd.	19,221	2,010,693
Godrej Consumer Products, Ltd.	574,542	5,689,438
Hindustan Unilever, Ltd.	261,437	6,441,294
ITC, Ltd.	1,522,698	6,533,699
Marico, Ltd.	861,669	4,311,766
Nestle India, Ltd.	44,005	6,962,636
Procter & Gamble Hygiene & Health Care, Ltd.	15,840	2,477,134
United Breweries, Ltd.	107,579	2,166,022
United Spirits, Ltd.(a)	467,106	3,734,825
Total		59,813,203
Total Common Stocks (Cost: $110,267,028)		130,936,309

Money Market Funds 0.1%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.263%(c)	159,999	159,999
Total Money Market Funds (Cost $159,999)		159,999
Total Investments in Securities (Cost: $110,427,027)		131,096,308
Other Assets & Liabilities, Net		(660,064)
Net Assets		130,436,244

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At March 31, 2019, the total value of these securities amounted to $3,544,549, which represents 2.72% of net assets.

(c)  The rate shown is the seven-day current annualized yield at March 31, 2019.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia India Consumer ETF

March 31, 2019

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	71,123,106	—	—	71,123,106
Consumer Staples	59,813,203	—	—	59,813,203
Total Common Stocks	130,936,309	—	—	130,936,309
Money Market Funds	159,999	—	—	159,999
Total Investments in Securities	131,096,308	—	—	131,096,308

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS

Columbia India Infrastructure ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 98.1%

Issuer	Shares	Value ($)
Communication Services 11.0%
Bharti Airtel, Ltd.	299,959	1,442,315
Bharti Infratel, Ltd.	262,286	1,186,581
Tata Communications, Ltd.	24,952	220,705
Vodafone Idea, Ltd.(a)	2,323,796	612,187
Total		3,461,788
Consumer Discretionary 3.9%
Eicher Motors, Ltd.	4,091	1,213,434
Energy 3.2%
Petronet LNG, Ltd.	276,546	1,004,188
Industrials 26.7%
Adani Ports and Special Economic Zone, Ltd.	294,156	1,605,703
Ashok Leyland, Ltd.	708,061	933,179
Bharat Heavy Electricals, Ltd.	511,951	553,890
Container Corp. Of India, Ltd.	101,567	770,164
Cummins India, Ltd.	51,272	552,132
Havells India, Ltd.	82,529	920,298
Larsen & Toubro, Ltd.	86,913	1,738,009
Siemens, Ltd.	32,636	531,787
Voltas, Ltd.	84,733	769,905
Total		8,375,067
Materials 32.0%
Grasim Industries Ltd.	114,431	1,417,194
Hindalco Industries, Ltd.	483,498	1,434,267
JSW Steel, Ltd.	288,942	1,222,295
NMDC, Ltd.	320,928	483,882
Shree Cement, Ltd.	3,145	847,488
Steel Authority of India, Ltd.(a)	382,169	296,522
Tata Steel, Ltd.	189,376	1,424,250

Common Stocks (continued)

Issuer	Shares	Value ($)
UltraTech Cement, Ltd.	27,447	1,584,160
Vedanta, Ltd.	507,353	1,350,866
Total		10,060,924
Real Estate 1.6%
DLF, Ltd.	168,852	493,455
Utilities 19.7%
GAIL India, Ltd.	310,691	1,559,173
Indraprastha Gas, Ltd.	132,119	582,544
NTPC, Ltd.	830,149	1,614,162
Power Grid Corp. of India, Ltd.	598,846	1,710,742
Tata Power Co., Ltd. (The)	681,005	725,488
Total		6,192,109
Total Common Stocks (Cost: $29,354,526)		30,800,965

Rights 1.4%

Issuer	Shares	Value ($)
Communication Services 1.4%
Vodafone Idea, Ltd., expiring 4/29/19(a)	5,320,269	441,596
Total Rights (Cost: $574,112)		441,596

Money Market Funds 0.5%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.263%(b)	152,972	152,972
Total Money Market Funds (Cost $152,972)		152,972
Total Investments in Securities (Cost: $30,081,610)		31,395,533
Other Assets & Liabilities, Net		6,447
Net Assets		31,401,980

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at March 31, 2019.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia India Infrastructure ETF

March 31, 2019

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia India Infrastructure ETF

March 31, 2019

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,461,788	—	—	3,461,788
Consumer Discretionary	1,213,434	—	—	1,213,434
Energy	1,004,188	—	—	1,004,188
Industrials	8,375,067	—	—	8,375,067
Materials	10,060,924	—	—	10,060,924
Real Estate	493,455	—	—	493,455
Utilities	6,192,109	—	—	6,192,109
Total Common Stocks	30,800,965	—	—	30,800,965
Rights
Communication Services	—	441,596	—	441,596
Total Rights	—	441,596	—	441,596
Money Market Funds	152,972	—	—	152,972
Total Investments in Securities	30,953,937	441,596	—	31,395,533

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS

Columbia India Small Cap ETF

March 31, 2019

(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks 99.5%

Issuer	Shares	Value ($)
Communication Services 5.8%
Dish TV India, Ltd.	316,500	177,724
Just Dial, Ltd.(a)	19,381	168,827
PVR, Ltd.	13,884	330,029
TV18 Broadcast, Ltd.(a)	314,654	161,245
Total		837,825
Consumer Discretionary 10.0%
Arvind, Ltd.	79,089	103,835
Bajaj Electricals Ltd.	18,003	145,037
Bombay Dyeing & Manufacturing Co., Ltd.	54,172	105,529
Ceat, Ltd.	8,461	136,780
KPIT Engineering Ltd.(a)(b)(c)	244,608	288,304
PC Jeweller, Ltd.	82,894	98,360
Raymond, Ltd.	17,862	209,239
VIP Industries, Ltd.	51,784	361,311
Total		1,448,395
Consumer Staples 6.5%
Avanti Feeds Ltd.	20,914	123,416
Balrampur Chini Mills, Ltd.	68,999	136,554
Bombay Burmah Trading Co.	8,655	162,330
Godfrey Phillips India, Ltd.	7,916	132,449
Kaveri Seed Co., Ltd.	14,897	98,887
Radico Khaitan, Ltd.	36,226	206,610
Venky's India, Ltd.	2,497	81,726
Total		941,972
Energy 0.8%
Chennai Petroleum Corp., Ltd.	26,892	106,093
Financials 23.3%
Allahabad Bank(a)	113,734	89,641
Can Fin Homes Ltd.	30,414	153,157
DCB Bank, Ltd.	127,365	376,350
Dewan Housing Finance Corp., Ltd.	158,228	343,179
Equitas Holdings Ltd.(a)	142,411	281,430
IDFC Ltd.	615,544	413,621

Common Stocks (continued)

Issuer	Shares	Value ($)
Indian Energy Exchange Ltd.(d)	65,076	154,999
Karnataka Bank, Ltd. (The)	149,712	288,834
Oriental Bank of Commerce(a)	48,596	81,549
Reliance Capital, Ltd.	72,373	213,645
Repco Home Finance, Ltd.	21,110	141,454
South Indian Bank Ltd. (The)	861,049	205,086
Syndicate Bank(a)	212,050	132,235
Ujjivan Financial Services Ltd.	40,568	203,674
Union Bank of India(a)	211,454	291,808
Total		3,370,662
Health Care 5.8%
Ajanta Pharma Ltd.	13,108	195,877
Granules India, Ltd.	74,332	122,805
Strides Pharma Science Ltd.	32,550	221,965
Sun Pharma Advanced Research Co., Ltd.(a)	33,826	93,311
Suven Life Sciences, Ltd.	25,470	95,924
Wockhardt, Ltd.(a)	15,943	101,952
Total		831,834
Industrials 20.7%
BEML, Ltd.	10,610	155,080
CG Power and Industrial Solutions, Ltd.(a)	227,837	140,435
Dilip Buildcon Ltd.(d)	17,066	158,035
Engineers India, Ltd.	168,438	285,208
Escorts, Ltd.	32,818	377,117
Graphite India Ltd.	35,103	226,453
Hindustan Construction Co., Ltd.(a)	402,693	87,194
IRB Infrastructure Developers, Ltd.	82,954	173,452
Jain Irrigation Systems, Ltd.	169,950	144,497
Kajaria Ceramics Ltd.	45,085	383,881
NCC, Ltd.	227,951	371,336
Praj Industries, Ltd.	53,228	119,172
Suzlon Energy, Ltd.(a)	1,698,202	150,761
V-Guard Industries, Ltd.	66,890	214,695
Total		2,987,316

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia India Small Cap ETF

March 31, 2019

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 11.3%
Birlasoft Ltd.	127,308	181,291
Firstsource Solutions, Ltd.	147,059	99,667
Intellect Design Arena, Ltd.(a)	37,274	109,414
NIIT Technologies, Ltd.	19,894	380,750
Persistent Systems Ltd.	28,402	258,109
Tata Elxsi, Ltd.	19,020	264,427
Vakrangee Ltd.	333,767	242,345
Zensar Technologies Ltd.	26,758	88,878
Total		1,624,881
Materials 8.3%
Century Textiles & Industries, Ltd.	27,669	372,688
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	49,794	219,913
Gujarat State Fertilizers & Chemicals Ltd.	119,930	180,479
India Cements, Ltd. (The)	104,581	163,495
JK Paper, Ltd.	45,675	93,526
Phillips Carbon Black, Ltd.	42,474	108,185
Prakash Industries, Ltd.(a)	48,469	62,655
Total		1,200,941
Real Estate 1.6%
Housing Development & Infrastructure, Ltd.(a)	153,124	57,138
Indiabulls Real Estate, Ltd.(a)	132,297	176,078
Total		233,216

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 5.4%
Mahanagar Gas, Ltd.	26,064	396,951
PTC India, Ltd.	132,212	140,180
Reliance Infrastructure, Ltd.	79,633	157,484
Reliance Power, Ltd.(a)	537,938	88,136
Total		782,751
Total Common Stocks (Cost: $14,156,425)		14,365,886

Money Market Funds 0.6%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 2.263%(e)	92,658	92,658
Total Money Market Funds (Cost $92,658)		92,658
Total Investments in Securities (Cost: $14,249,083)		14,458,544
Other Assets & Liabilities, Net		(8,442)
Net Assets		14,450,102

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2019, the value of these securities amounted to $288,304, which represents less than 2.00% of net assets.

(c)  Valuation based on significant unobservable inputs.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At March 31, 2019, the total value of these securities amounted to $313,034, which represents 2.17% of net assets.

(e)  The rate shown is the seven-day current annualized yield at March 31, 2019.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia India Small Cap ETF

March 31, 2019

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

PORTFOLIO OF INVESTMENTS (continued)

Columbia India Small Cap ETF

March 31, 2019

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2019:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	837,825	—	—	837,825
Consumer Discretionary	1,160,091	—	288,304	1,448,395
Consumer Staples	941,972	—	—	941,972
Energy	106,093	—	—	106,093
Financials	3,370,662	—	—	3,370,662
Health Care	831,834	—	—	831,834
Industrials	2,987,316	—	—	2,987,316
Information Technology	1,624,881	—	—	1,624,881
Materials	1,200,941	—	—	1,200,941
Real Estate	233,216	—	—	233,216
Utilities	782,751	—	—	782,751
Total Common Stocks	14,077,582	—	288,304	14,365,886
Money Market Funds	92,658	—	—	92,658
Total Investments in Securities	14,170,240	—	288,304	14,458,544

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Balance as of 03/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 03/31/2019 ($)
Common Stocks	—	—	—	7,677	280,627	—	—	—	288,304
Total	—	—	—	7,677	280,627	—	—	—	288,304

(a)  Change in unrealized appreciation (depreciation) relating to securities held at March 31, 2019 was $7,677 which is comprised of Common Stocks.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription prices of the security, closing prices of similar securities from the issuer and single market quotation from broker dealers. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019

	Columbia Beyond BRICs ETF	Columbia EM Core ex-China ETF	Columbia EM Quality Dividend ETF
Assets
Investments in securities, at value
Unaffiliated issuers (cost $24,471,482, $9,594,807 and $5,589,370, respectively)	$24,932,616	$11,388,913	$5,601,129
Cash	—	—	13,929
Foreign currency (cost $1,484, $847 and $1,132, respectively)	1,484	846	1,132
Receivable for:
Investments sold	—	—	2,766
Dividends	101,376	44,650	14,620
Foreign tax reclaims	25,156	303	9,406
Total assets	25,060,632	11,434,712	5,642,982
Liabilities
Due to custodian	—	—	—
Payable for:
Capital shares purchased	—	—	—
Investments management fees	13,218	3,377	3,001
Foreign capital gains taxes deferred	—	—	—
Accrued expenses and other liabilities	1,772	244	—
Total liabilities	14,990	3,621	3,001
Net assets applicable to outstanding capital stock	$25,045,642	$11,431,091	$5,639,981
Represented by:
Paid-in capital	$87,674,902	$10,122,033	$33,047,070
Total distributable earnings (loss) (Note 2)	(62,629,260)	1,309,058	(27,407,089)
Total — representing net assets applicable to outstanding capital stock	$25,045,642	$11,431,091	$5,639,981
Shares outstanding	1,500,000	450,000	400,000
Net asset value per share	$16.70	$25.40	$14.10

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2019

	Columbia Emerging Markets Consumer ETF	Columbia India Consumer ETF (Consolidated)	Columbia India Infrastructure ETF
Assets
Investments in securities, at value
Unaffiliated issuers (cost $296,062,814, $110,427,027 and $30,081,610, respectively)	$290,026,374	$131,096,308	$31,395,533
Cash	—	961	—
Foreign currency (cost $—, $12 and $—, respectively)	—	13	—
Receivable for:
Investments sold	1,212,271	—	—
Dividends	278,385	326	25,775
Foreign tax reclaims	14,378	—	—
Total assets	291,531,408	131,097,608	31,421,308
Liabilities
Due to custodian	749	—	—
Payable for:
Capital shares purchased	1,264,844	—	—
Investments management fees	147,154	83,808	19,328
Foreign capital gains taxes deferred	—	577,251	—
Accrued expenses and other liabilities	—	305	—
Total liabilities	1,412,747	661,364	19,328
Net assets applicable to outstanding capital stock	$290,118,661	$130,436,244	$31,401,980
Represented by:
Paid-in capital	$498,944,218	$115,397,035	$88,065,221
Total distributable earnings (loss) (Note 2)	(208,825,557)	15,039,209	(56,663,241)
Total — representing net assets applicable to outstanding capital stock	$290,118,661	$130,436,244	$31,401,980
Shares outstanding	12,800,000	3,100,000	2,600,000
Net asset value per share	$22.67	$42.08	$12.08

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2019

Columbia India Small Cap ETF
Assets
Investments in securities, at value
Unaffiliated issuers (cost $14,249,083)	$14,458,544
Cash	—
Foreign currency (cost $—)	—
Receivable for:
Investments sold	—
Dividends	713
Foreign tax reclaims	—
Total assets	14,459,257
Liabilities
Due to custodian	—
Payable for:
Capital shares purchased	—
Investments management fees	9,155
Foreign capital gains taxes deferred	—
Accrued expenses and other liabilities	—
Total liabilities	9,155
Net assets applicable to outstanding capital stock	$14,450,102
Represented by:
Paid-in capital	$29,329,113
Total distributable earnings (loss) (Note 2)	(14,879,011)
Total — representing net assets applicable to outstanding capital stock	$14,450,102
Shares outstanding	950,000
Net asset value per share	$15.21

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2019

	Columbia Beyond BRICs ETF	Columbia EM Core ex-China ETF	Columbia EM Quality Dividend ETF
Investment Income:
Dividends — unaffiliated issuers	$1,907,787	$309,929	$348,365
Foreign taxes withheld	(164,637)	(40,380)	(32,765)
Total income	1,743,150	269,549	315,600
Expenses:
Investment management fees	365,515	43,507	47,889
Mauritius taxes paid	—	—	—
Line of credit interest	—	—	—
Overdraft expense	7,358	21	535
Total expenses	372,873	43,528	48,424
Fees waived by the Investment Manager and its affiliates	(61,339)	(10,831)	—
Total net expenses	311,534	32,697	48,424
Net investment income	1,431,616	236,852	267,176
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,322,850)	(409,532)	(466,883)
In-kind transactions	(1,624,353)	—	69,832
Foreign currency translations	(78,245)	(6,172)	(28,538)
Net realized loss	(4,025,448)	(415,704)	(425,589)
Change in net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,329,271)	(422,049)	(855,380)
Foreign capital gains tax	—	—	—
Foreign currency translations	(2,531)	(380)	(1,325)
Net change in unrealized depreciation	(5,331,802)	(422,429)	(856,705)
Net realized and unrealized loss	(9,357,250)	(838,133)	(1,282,294)
Net decrease in net assets resulting from operations	$(7,925,634)	$(601,281)	$(1,015,118)

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2019

	Columbia Emerging Markets Consumer ETF(a) (Consolidated)	Columbia India Consumer ETF (Consolidated)	Columbia India Infrastructure ETF(b) (Consolidated)
Investment Income:
Dividends — unaffiliated issuers	$8,650,029	$1,430,962	$737,452
Interest	24,430	—	—
Foreign taxes withheld	(617,794)	—	—
Total income	8,056,665	1,430,962	737,452
Expenses:
Investment management fees	2,836,748	1,036,908	264,161
Mauritius taxes paid	52,942	31,796	43,722
Line of credit interest	—	—	2,167
Overdraft expense	35,845	—	14,488
Total expenses	2,925,535	1,068,704	324,538
Net investment income	5,131,130	362,258	412,914
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(26,138,022)	2,790,427	3,233,147
In-kind transactions	6,704,594	—	—
Foreign currency translations	(721,209)	(167,903)	(65,981)
Net realized gain (loss)	(20,154,637)	2,622,524	3,167,166
Change in net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(89,089,306)	(13,900,179)	(8,950,143)
Foreign capital gains tax	—	(577,251)	—
Foreign currency translations	(6,529)	8	(17)
Net change in unrealized depreciation	(89,095,835)	(14,477,422)	(8,950,160)
Net realized and unrealized loss	(109,250,472)	(11,854,898)	(5,782,994)
Net decrease in net assets resulting from operations	$(104,119,342)	$(11,492,640)	$(5,370,080)

(a)  EG Shares Consumer Mauritius, the Fund's Subsidiary, was liquidated on November 30, 2018.

(b)  EG Shares India Infrastructure Mauritius, the Fund's Subsidiary, was liquidated on November 16, 2018.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2019

Columbia India Small Cap ETF(a) (Consolidated)
Investment Income:
Dividends — unaffiliated issuers	$479,849
Foreign taxes withheld	—
Total income	479,849
Expenses:
Investment management fees	145,780
Mauritius taxes paid	1,010
Line of credit interest	—
Overdraft expense	3,020
Total expenses	149,810
Net investment income	330,039
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,431,975)
In-kind transactions	—
Foreign currency translations	(9,084)
Net realized loss	(8,441,059)
Change in net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,814,309
Foreign capital gains tax	—
Foreign currency translations	1,422
Net change in unrealized appreciation	2,815,731
Net realized and unrealized loss	(5,625,328)
Net decrease in net assets resulting from operations	$(5,295,289)

(a)  EG Shares India Small Cap Mauritius, the Fund's Subsidiary, was liquidated on August 24, 2018.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Beyond BRICs ETF		Columbia EM Core ex-China ETF
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations
Net investment income	$1,431,616	$1,947,687	$236,852	$230,653
Net realized gain (loss)	(4,025,448)	(1,284,006)	(415,704)	1,044,388
Net change in unrealized appreciation (depreciation)	(5,331,802)	14,501,873	(422,429)	663,520
Net increase (decrease) in net assets resulting from operations	(7,925,634)	15,165,554	(601,281)	1,938,561
Distributions to shareholders
Net investment income and net realized gains	(1,602,594)	—	(269,920)	—
Net investment income	—	(1,818,029)	—	(212,870)
Net realized gain	—	—	—	(617,043)
Total distributions to shareholders (Note 2)	(1,602,594)	(1,818,029)	(269,920)	(829,913)
Shareholder transactions
Proceeds from shares sold	—	—	2,491,783	3,931,470
Cost of shares redeemed	(36,553,343)	(13,238,286)	—	(6,438,578)
Net increase (decrease) in net assets resulting from shareholder transactions	(36,553,343)	(13,238,286)	2,491,783	(2,507,108)
Increase (decrease) in net assets	(46,081,571)	109,239	1,620,582	(1,398,460)
Net Assets:
Net assets at beginning of year	71,127,213	71,017,974	9,810,509	11,208,969
Net assets at end of year	$25,045,642	$71,127,213	$11,431,091	$9,810,509
Undistributed (accumulated) net investment income (loss)	$198,405	$447,628	$52,149	$38,617
Capital stock activity
Shares outstanding, beginning of year	3,650,000	4,400,000	350,000	450,000
Subscriptions	—	—	100,000	150,000
Redemptions	(2,150,000)	(750,000)	—	(250,000)
Shares outstanding, end of year	1,500,000	3,650,000	450,000	350,000

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia EM Quality Dividend ETF		Columbia Emerging Markets Consumer ETF(a) (Consolidated)
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations
Net investment income	$267,176	$312,749	$5,131,130	$3,316,550
Net realized gain (loss)	(425,589)	1,193,776	(20,154,637)	(11,616,922)
Net change in unrealized appreciation (depreciation)	(856,705)	662,997	(89,095,835)	64,475,955
Net increase (decrease) in net assets resulting from operations	(1,015,118)	2,169,522	(104,119,342)	56,175,583
Distributions to shareholders
Net investment income and net realized gains	(238,019)	—	(2,714,200)	—
Net investment income	—	(279,712)	—	(3,335,918)
Total distributions to shareholders (Note 2)	(238,019)	(279,712)	(2,714,200)	(3,335,918)
Shareholder transactions
Proceeds from shares sold	—	—	—	102,899,683
Cost of shares redeemed	(4,309,714)	(3,767,028)	(412,983,788)	(87,000,586)
Transaction fees	—	—	24,964	1,275
Net increase (decrease) in net assets resulting from shareholder transactions	(4,309,714)	(3,767,028)	(412,958,824)	15,900,372
Increase (decrease) in net assets	(5,562,851)	(1,877,218)	(519,792,366)	68,740,037
Net Assets:
Net assets at beginning of year	11,202,832	13,080,050	809,911,027	741,170,990
Net assets at end of year	$5,639,981	$11,202,832	$290,118,661	$809,911,027
Undistributed (accumulated) net investment income (loss)	$2,431	$(9,998)	$1,147,300	$(666,235)
Capital stock activity
Shares outstanding, beginning of year	700,000	950,000	30,750,000	29,950,000
Subscriptions	—	—	—	3,900,000
Redemptions	(300,000)	(250,000)	(17,950,000)	(3,100,000)
Shares outstanding, end of year	400,000	700,000	12,800,000	30,750,000

(a)  EG Shares Consumer Mauritius, the Fund's Subsidiary, was liquidated on November 30, 2018.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia India Consumer ETF (Consolidated)		Columbia India Infrastructure ETF(a) (Consolidated)
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations
Net investment income	$362,258	$16,257	$412,914	$655,425
Net realized gain	2,622,524	1,435,618	3,167,166	1,537,495
Net change in unrealized appreciation (depreciation)	(14,477,422)	18,166,972	(8,950,160)	956,065
Net increase (decrease) in net assets resulting from operations	(11,492,640)	19,618,847	(5,370,080)	3,148,985
Distributions to shareholders
Net investment income and net realized gains	(167,832)	—	(433,673)	—
Net investment income	—	(79,763)	—	(363,029)
Total distributions to shareholders (Note 2)	(167,832)	(79,763)	(433,673)	(363,029)
Shareholder transactions
Proceeds from shares sold	—	52,477,343	—	23,501,348
Cost of shares redeemed	(2,192,452)	(15,827,789)	(12,406,577)	(18,202,473)
Transaction fees	—	(975)	—	(1,199)
Net increase (decrease) in net assets resulting from shareholder transactions	(2,192,452)	36,648,579	(12,406,577)	5,297,676
Increase (decrease) in net assets	(13,852,924)	56,187,663	(18,210,330)	8,083,632
Net Assets:
Net assets at beginning of year	144,289,168	88,101,505	49,612,310	41,528,678
Net assets at end of year	$130,436,244	$144,289,168	$31,401,980	$49,612,310
Undistributed (accumulated) net investment income (loss)	$(165,192)	$(211,068)	$128,461	$214,089
Capital stock activity
Shares outstanding, beginning of year	3,150,000	2,300,000	3,550,000	3,200,000
Subscriptions	—	1,200,000	—	1,600,000
Redemptions	(50,000)	(350,000)	(950,000)	(1,250,000)
Shares outstanding, end of year	3,100,000	3,150,000	2,600,000	3,550,000

(a)  EG Shares India Infrastructure Mauritius, the Fund's Subsidiary, was liquidated on November 16, 2018.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia India Small Cap ETF(a) (Consolidated)
	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations
Net investment income	$330,039	$4,915
Net realized gain (loss)	(8,441,059)	5,356,315
Net change in unrealized appreciation (depreciation)	2,815,731	(3,725,155)
Net increase (decrease) in net assets resulting from operations	(5,295,289)	1,636,075
Distributions to shareholders
Net investment income	—	(247,725)
Shareholder transactions
Proceeds from shares sold	—	7,647,176
Cost of shares redeemed	(8,536,653)	(6,314,661)
Transaction fees	—	(3,706)
Net increase (decrease) in net assets resulting from shareholder transactions	(8,536,653)	1,328,809
Increase (decrease) in net assets	(13,831,942)	2,717,159
Net Assets:
Net assets at beginning of year	28,282,044	25,564,885
Net assets at end of year	$14,450,102	$28,282,044
Undistributed (accumulated) net investment income (loss)	$—	$(427,545)
Capital stock activity
Shares outstanding, beginning of year	1,450,000	1,400,000
Subscriptions	—	350,000
Redemptions	(500,000)	(300,000)
Shares outstanding, end of year	950,000	1,450,000

(a)  EG Shares India Small Cap Mauritius, the Fund's Subsidiary, was liquidated on August 24, 2018.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total Return at NAV is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Total Return at Market is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Beyond BRICs ETF

	Year Ended March 31,
	2019		2018		2017	2016	2015
Per share data
Net asset value, beginning of year	$19.49		$16.14		$15.77	$19.87	$21.01
Income (loss) from investment operations:
Net investment income	0.49		0.49		0.34	0.40	0.56
Net realized and unrealized gain (loss)	(2.39)		3.36		0.43	(3.83)	(1.43)
Total from investment operations	(1.90)		3.85		0.77	(3.43)	(0.87)
Less distributions to shareholders:
Net investment income	(0.89)		(0.50)		(0.40)	(0.67)	(0.25)
Net realized gains	—		—		—	—	(0.02)
Total distribution to shareholders	(0.89)		(0.50)		(0.40)	(0.67)	(0.27)
Net asset value, end of year	$16.70		$19.49		$16.14	$15.77	$19.87
Total Return at NAV	(9.46)%		24.11%		5.12%	(17.05)%	(4.16)%
Total Return at Market	(10.15)%		25.97%		4.01%	(17.00)%	(4.78)%
Ratios to average net assets:
Total gross expenses(a)	0.72	%(b)	0.86	%(c)	0.85%	0.85%	0.85%
Total net expenses(a)(d)	0.60	%(b)	0.59	%(c)	0.58%	0.58%	0.58%
Net Investment income	2.75%		2.69%		2.18%	2.26%	2.65%
Supplemental data
Net assets, end of year (in thousands)	$25,046		$71,127		$71,018	$92,242	$301,041
Portfolio turnover	23%		34%		36%	32%	33%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  The ratio includes 0.01% for the year ended March 31, 2019 attributed to overdraft expense, which is outside the Unitary Fee (as defined in Note 3).

(c)  The ratio includes 0.01% for the year ended March 31, 2018 attributed to line of credit interest expense, overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

Columbia EM Core ex-China ETF

	Year Ended March 31,
	2019		2018		2017	2016(a)
Per share data
Net asset value, beginning of year	$28.03		$24.91		$21.23	$20.00
Income (loss) from investment operations:
Net investment income	0.65		0.66		0.41	0.22
Net realized and unrealized gain (loss)	(2.51)		4.83		3.55	1.52
Total from investment operations	(1.86)		5.49		3.96	1.74
Less distributions to shareholders:
Net investment income	(0.62)		(0.61)		(0.28)	(0.51)
Net realized gains	(0.15)		(1.76)		—	—
Total distribution to shareholders	(0.77)		(2.37)		(0.28)	(0.51)
Net asset value, end of year	$25.40		$28.03		$24.91	$21.23
Total Return at NAV	(6.38)%		22.76%		18.83%	8.98%
Total Return at Market	(7.37)%		20.45%		23.20%	8.49%
Ratios to average net assets:
Total gross expenses(b)	0.47	%(c)	0.70	%(d)	0.70%	0.70	%(e)
Total net expenses(b)(f)	0.35	%(c)	0.35	%(d)	0.35%	0.35	%(e)
Net Investment income	2.54%		2.40%		1.80%	1.92	%(e)
Supplemental data
Net assets, end of year (in thousands)	$11,431		$9,811		$11,209	$1,062
Portfolio turnover	24%		37%		30%	45%

Notes to Financial Highlights

(a)  Based on operations from September 2, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  The ratio includes less than 0.01% for the year ended March 31, 2019 attributed to overdraft expense, which is outside the Unitary Fee (as defined in Note 3).

(d)  The ratio includes less than 0.01% for the year ended March 31, 2018 attributed to line of credit interest expense, overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

Columbia EM Quality Dividend ETF

	Year Ended March 31,
	2019		2018		2017	2016	2015
Per share data
Net asset value, beginning of year	$16.00		$13.77		$12.81	$14.25	$16.15
Income (loss) from investment operations:
Net investment income	0.48		0.38		0.37	0.38	0.77
Net realized and unrealized gain (loss)	(1.93)		2.21		0.90	(1.45)	(2.08)
Total from investment operations	(1.45)		2.59		1.27	(1.07)	(1.31)
Less distributions to shareholders:
Net investment income	(0.45)		(0.36)		(0.31)	(0.37)	(0.59)
Net asset value, end of year	$14.10		$16.00		$13.77	$12.81	$14.25
Total Return at NAV	(9.01)%		18.96%		10.05%	(7.38)%	(8.37)%
Total Return at Market	(10.44)%		20.31%		11.09%	(7.78)%	(8.34)%
Ratios to average net assets:
Total gross expenses(a)	0.60	%(b)	0.82	%(c)	0.85%	0.85%	0.89	%(d)
Total net expenses(a)(e)	0.60	%(b)	0.82	%(c)	0.85%	0.85%	0.89	%(d)
Net Investment income	3.29%		2.55%		2.79%	2.88%	4.76%
Supplemental data
Net assets, end of year (in thousands)	$5,640		$11,203		$13,080	$16,012	$24,935
Portfolio turnover	71%		91%		100%	85%	168%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  The ratio includes 0.01% for the year ended March 31, 2019 attributed to overdraft expense, which is outside the Unitary Fee (as defined in Note 3).

(c)  The ratio includes 0.01% for the year ended March 31, 2018 attributed to overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(d)  The ratio includes 0.04% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

Columbia Emerging Markets Consumer ETF(a) (Consolidated)

	Year Ended March 31,
	2019		2018		2017		2016	2015
Per share data
Net asset value, beginning of year	$26.34		$24.75		$22.60		$26.45	$26.53
Income (loss) from investment operations:
Net investment income	0.25		0.10		0.18		0.21	0.25
Net realized and unrealized gain (loss)	(3.72)		1.59		2.13		(3.83)	(0.03)
Total from investment operations	(3.47)		1.69		2.31		(3.62)	0.22
Less distributions to shareholders:
Net investment income	(0.20)		(0.10)		(0.16)		(0.23)	(0.30)
Net asset value, end of year	$22.67		$26.34		$24.75		$22.60	$26.45
Total Return at NAV	(13.08)%		6.81%		10.35%		(13.63)%	0.88%
Total Return at Market	(13.90)%		7.16%		10.75%		(13.64)%	0.74%
Ratios to average net assets:
Total gross expenses(b)	0.61	%(c)	0.81	%(d)	0.85	%(e)	0.85%	0.83%
Total net expenses(b)(f)	0.61	%(c)	0.81	%(d)	0.85	%(e)	0.85%	0.83%
Net Investment income	1.07%		0.37%		0.77%		0.86%	0.92%
Supplemental data
Net assets, end of year (in thousands)	$290,119		$809,911		$741,171		$612,360	$1,145,158
Portfolio turnover	61%		27%		17%		32%	12%

Notes to Financial Highlights

(a)  EG Shares Consumer Mauritius, the Fund's Subsidiary, was liquidated on November 30, 2018.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  The ratio includes 0.02% for the year ended March 31, 2019 attributed to overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(d)  The ratio includes less than 0.01% for the year ended March 31, 2018 attributed to overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  The ratio includes less than 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

Columbia India Consumer ETF (Consolidated)

	Year Ended March 31,
	2019		2018		2017		2016	2015
Per share data
Net asset value, beginning of year	$45.81		$38.31		$31.16		$35.48	$24.72
Income (loss) from investment operations:
Net investment income (loss)	0.12		0.01		(0.03)		0.04	(0.12)
Net realized and unrealized gain (loss)	(3.80)		7.52		7.21		(4.36)	10.91
Total from investment operations	(3.68)		7.53		7.18		(4.32)	10.79
Less distributions to shareholders:
Net investment income	(0.05)		(0.03)		(0.03)		—	(0.03)
Net asset value, end of year	$42.08		$45.81		$38.31		$31.16	$35.48
Total Return at NAV	(8.03)%		19.64%		23.06%		(12.18)%	43.64%
Total Return at Market	(8.44)%		19.98%		23.67%		(12.57)%	44.04%
Ratios to average net assets:
Total gross expenses(a)	0.77	%(b)	0.87	%(c)	0.89	%(d)	0.89%	0.90	%(e)
Total net expenses(a)(f)	0.77	%(b)	0.87	%(c)	0.89	%(d)	0.89%	0.90	%(e)
Net Investment income (loss)	0.26%		0.01%		(0.09)%		0.13%	(0.36)%
Supplemental data
Net assets, end of year (in thousands)	$130,436		$144,289		$88,102		$71,679	$88,710
Portfolio turnover	15%		28%		31%		47%	82%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  The ratio includes 0.02% for the year ended March 31, 2019 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(c)  The ratio includes 0.01% for the year ended March 31, 2018 attributed to line of credit interest expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(d)  The ratio includes less than 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

Columbia India Infrastructure ETF(a) (Consolidated)

	Year Ended March 31,
	2019		2018		2017		2016		2015
Per share data
Net asset value, beginning of year	$13.98		$12.98		$10.24		$13.08		$11.35
Income (loss) from investment operations:
Net investment income	0.15		0.18		0.03		0.30		0.12
Net realized and unrealized gain (loss)	(1.89)		0.92		3.03		(3.04)		1.65	(b)
Total from investment operations	(1.74)		1.10		3.06		(2.74)		1.77
Less distributions to shareholders:
Net investment income	(0.16)		(0.10)		(0.32)		(0.10)		(0.04)
Net asset value, end of year	$12.08		$13.98		$12.98		$10.24		$13.08
Total Return at NAV	(12.39)%		8.41%		30.61%		(21.00)%		15.59%
Total Return at Market	(14.36)%		9.13%		30.93%		(21.41)%		15.93%
Ratios to average net assets:
Total gross expenses(c)	0.92	%(d)	0.84	%(e)	0.98	%(f)	0.88	%(g)	0.88	%(h)
Total net expenses(c)(i)	0.92	%(d)	0.84	%(e)	0.98	%(f)	0.88	%(g)	0.88	%(h)
Net Investment income	1.17%		1.25%		0.28%		2.68%		0.90%
Supplemental data
Net assets, end of year (in thousands)	$31,402		$49,612		$41,529		$39,938		$47,736
Portfolio turnover	88%		54%		34%		59%		75%

Notes to Financial Highlights

(a)  EG Shares India Infrastructure Mauritius, the Fund's Subsidiary, was liquidated on November 16, 2018.

(b)  The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 1).

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  The ratio includes 0.17% for the year ended March 31, 2019 attributed to line of credit interest expense, overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  The ratio includes 0.01% for the year ended March 31, 2018 attributed to overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  The ratio includes 0.13% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(g)  The ratio includes 0.03% for the year ended March 31, 2016 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(h)  The ratio includes 0.03% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(i)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

FINANCIAL HIGHLIGHTS

Columbia India Small Cap ETF(a) (Consolidated)

	Year Ended March 31,
	2019		2018		2017		2016		2015
Per share data
Net asset value, beginning of year	$19.50		$18.26		$13.59		$17.48		$12.74
Income (loss) from investment operations:
Net investment income (loss)	0.28		0.00	(b)	(0.02)		0.06		0.05
Net realized and unrealized gain (loss)	(4.57)		1.41		4.82		(3.86)		4.77
Total from investment operations	(4.29)		1.41		4.80		(3.80)		4.82
Less distributions to shareholders:
Net investment income	—		(0.17)		(0.13)		(0.09)		(0.08)
Net asset value, end of year	$15.21		$19.50		$18.26		$13.59		$17.48
Total Return at NAV	(22.00)%		7.61%		35.62%		(21.78)%		37.86%
Total Return at Market	(22.98)%		8.51%		36.29%		(22.27)%		39.17%
Ratios to average net assets:
Total gross expenses(c)	0.77	%(d)	0.86	%(e)	0.86	%(f)	0.86	%(g)	0.92	%(h)
Total net expenses(c)(i)	0.77	%(d)	0.86	%(e)	0.86	%(f)	0.86	%(g)	0.92	%(h)
Net Investment income (loss)	1.70%		0.02%		(0.12)%		0.40%		0.33%
Supplemental data
Net assets, end of year (in thousands)	$14,450		$28,282		$25,565		$19,027		$28,850
Portfolio turnover	84%		107%		71%		45%		117%

Notes to Financial Highlights

(a)  EG Shares India Small Cap Mauritius, the Fund's Subsidiary, was liquidated on August 24, 2018.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  The ratio includes 0.02% for the year ended March 31, 2019 attributed to overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  The ratio includes 0.02% for the year ended March 31, 2018 attributed to line of credit interest expense, overdraft expense and tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  The ratio includes 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(g)  The ratio includes 0.01% for the year ended March 31, 2016 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(h)  The ratio includes 0.07% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(i)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Note 1. Organization

Columbia ETF Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end registered investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Beyond BRICs ETF, Columbia EM Core ex-China ETF, Columbia EM Quality Dividend ETF, Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF, and Columbia India Small Cap ETF. Columbia Beyond BRICs ETF and Columbia EM Quality Dividend ETF are currently classified as diversified funds. Columbia EM Core ex-China ETF, Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF are currently classified as non-diversified funds.

Basis for Consolidation

The Consolidated Portfolio of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the Funds listed below include (or previously included) the accounts of wholly owned subsidiaries (each, a Subsidiary and collectively, the Subsidiaries) located in the Republic of Mauritius (Mauritius). All inter-company accounts and transactions have been eliminated in consolidations.

Fund	Wholly owned subsidiary
Columbia Emerging Markets Consumer ETF	EG Shares Consumer Mauritius
Columbia India Consumer ETF	EG Shares India Consumer Mauritius
Columbia India Infrastructure ETF	EG Shares India Infrastructure Mauritius
Columbia India Small Cap ETF	EG Shares India Small Cap Mauritius

As of the date of this report, Columbia India Consumer ETF invests in Indian securities both directly (in India), and through its corresponding Subsidiary, which in turn invests virtually all of its assets in Indian securities.

As of the date of this report, Columbia Emerging Markets Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF have transitioned all of their Indian securities out of their corresponding Subsidiary and hold investments in Indian securities directly in the Fund.

Each Fund listed in the table above has historically relied on a tax treaty between India and Mauritius for relief from certain Indian taxes. The enactment of general anti-avoidance rules in India, the signing of a protocol amending the India-Mauritius tax treaty, and enactment of a 10% tax on long-term capital gains from sales of Indian shares after March 31, 2018 (not otherwise exempt under a tax treaty) have resulted in the imposition of additional taxes by India on each Fund and Subsidiary listed in the table above. For more information, see India-Mauritius Tax Treaty Risk.

A summary of each Fund's investment in its corresponding Subsidiary is as follows:

Funds	% of consolidated fund net assets	Net assets ($)	Net investment income (loss) ($)	Net realized gain (loss) ($)	Net change in unrealized appreciation (depreciation) ($)
Columbia Emerging Markets Consumer ETF	0.0%	—	955,012	36,926,304	(37,343,283)
Columbia India Consumer ETF	72.5%	94,548,810	1,218,907	3,436,219	(11,663,047)
Columbia India Infrastructure ETF	0.0%	—	374,050	3,216,931	(10,263,968)
Columbia India Small Cap ETF	0.0%	—	17,641	(1,565,514)	1,278,558

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Fund shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the Fund's principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of significant accounting policies

Basis of preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at the close of London's exchange at 11:00 a.m. Eastern (U.S.) time.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds' Portfolio of Investments.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Foreign currency transactions and translation

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the London Stock Exchange on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of net asset value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal income tax status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter for Columbia EM Quality Dividend ETF. The remaining Funds declare and distribute net investment income annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.

Accounting Standards Update 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.

Disclosure Update and Simplification

In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds' net assets or results of operation.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Note 3. Investment management fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on each Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of each Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Funds (including but not limited to overdraft fees), if any; brokerage expenses, fees, commissions and other portfolio transaction expenses (including but not limited to service fees charged by custodians of depository receipts and scrip fees related to registrations on foreign exchanges); interest and fee expense related to the Funds' participation in inverse floater structures; infrequent and/or unusual expenses, including without limitation litigation expenses (including but not limited to arbitrations and indemnification expenses); distribution and/or service fees; expenses incurred in connection with lending securities; and any other expenses approved by the Board of Trustees.

The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets and is paid as follows:

	Effective August 1, 2018		Prior to August 1, 2018
Fund	Assets (billions)	Investment management fee rate (%)	Assets (billions)	Investment management fee rate (%)
Columbia Beyond BRICs ETF	All	0.59	All	0.85
Columbia EM Core ex-China ETF	All	0.35	All	0.70
Columbia EM Quality Dividend ETF	All	0.59	All	0.59
Columbia Emerging Markets Consumer ETF	All	0.59	All	0.59
Columbia India Consumer ETF	All	0.75	All	0.75
Columbia India Infrastructure ETF	All	0.75	All	0.75
Columbia India Small Cap ETF	All	0.75	All	0.75

The effective management services fee rate for the year ended March 31, 2019 was as follows:

Fund	Effective investment management fee rate (%)
Columbia Beyond BRICs ETF	0.70
Columbia EM Core ex-China ETF	0.47
Columbia EM Quality Dividend ETF	0.59
Columbia Emerging Markets Consumer ETF	0.59
Columbia India Consumer ETF	0.75
Columbia India Infrastructure ETF	0.75
Columbia India Small Cap ETF	0.75

The Investment Manager had contractually agreed to waive all or a portion of the investment management fee for the periods disclosed below, so that each Fund's investment management fee was limited as a percentage of the respective Fund's average daily net assets to the annual rate noted below:

Fund	Prior to September 1, 2018
Columbia Beyond BRICs ETF	0.58%
Columbia EM Core ex-China ETF	0.35

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Compensation of board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. The expenses of the compensation of the members of the Board of Trustees that are allocated to the Fund are payable by the Investment Manager.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Funds are payable by the Investment Manager.

Distribution and service fees

ALPS Distributors, Inc., (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan). Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board of Trustees, and there are no current plans to impose these fees.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2019, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, foreign currency transactions, disallowed capital gains (losses) on a redemption in-kind, re-characterization of distributions for investments and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Funds	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)
Columbia Beyond BRICs ETF	(78,245)	2,046,170	(1,967,925)
Columbia EM Core ex-China ETF	(6,096)	6,096	—
Columbia EM Quality Dividend ETF	(16,728)	(31,266)	47,994
Columbia Emerging Markets Consumer ETF	(603,395)	(2,860,263)	3,463,658
Columbia India Consumer ETF	(148,550)	167,903	(19,353)
Columbia India Infrastructure ETF	(64,869)	64,869	—
Columbia India Small Cap ETF	97,506	727	(98,233)

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended March 31, 2019			Year Ended March 31, 2018
Funds	Ordinary income ($)	Long-term capital gain ($)	Total ($)	Ordinary income ($)	Long-term capital gain ($)	Total ($)
Columbia Beyond BRICs ETF	1,602,594	—	1,602,594	1,818,029	—	1,818,029
Columbia EM Core ex-China ETF	224,521	45,399	269,920	308,666	521,247	829,913
Columbia EM Quality Dividend ETF	238,019	—	238,019	279,712	—	279,712
Columbia Emerging Markets Consumer ETF	2,714,200	—	2,714,200	3,335,918	—	3,335,918
Columbia India Consumer ETF	167,832	—	167,832	79,763	—	79,763
Columbia India Infrastructure ETF	433,673	—	433,673	363,029	—	363,029
Columbia India Small Cap ETF	—	—	—	247,725	—	247,725

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Funds	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Beyond BRICs ETF	198,405	—	(61,479,061)	(1,348,604)
Columbia EM Core ex-China ETF	64,208	—	(468,339)	1,713,189
Columbia EM Quality Dividend ETF	38,244	—	(27,327,654)	(117,679)
Columbia Emerging Markets Consumer ETF	1,147,300	—	(202,083,868)	(7,888,989)
Columbia India Consumer ETF	—	—	(2,518,272)	17,722,673
Columbia India Infrastructure ETF	128,461	—	(52,619,357)	(4,172,345)
Columbia India Small Cap ETF	—	—	(14,773,105)	(105,906)

At March 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Funds	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net appreciation (depreciation) ($)
Columbia Beyond BRICs ETF	26,279,177	3,378,980	(4,725,541)	(1,346,561)
Columbia EM Core ex-China ETF	9,675,417	2,035,767	(322,271)	1,713,496
Columbia EM Quality Dividend ETF	5,718,225	424,584	(541,680)	(117,096)
Columbia Emerging Markets Consumer ETF	297,913,251	16,368,710	(24,255,587)	(7,886,877)
Columbia India Consumer ETF	112,796,385	28,563,598	(10,263,675)	18,299,923
Columbia India Infrastructure ETF	35,567,763	1,993,666	(6,165,896)	(4,172,230)
Columbia India Small Cap ETF	14,564,449	531,492	(637,397)	(105,905)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

The following capital loss carryforward, determined at March 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Funds	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
Columbia Beyond BRICs ETF	17,918,647	43,560,414	61,479,061	—	—
Columbia EM Core ex-China ETF	—	—	—	—	—
Columbia EM Quality Dividend ETF	21,430,417	5,897,237	27,327,654	—	—
Columbia Emerging Markets Consumer ETF	5,503,691	196,580,177	202,083,868	—	—
Columbia India Consumer ETF	2,518,272	—	2,518,272	3,004,148	—
Columbia India Infrastructure ETF	16,835,384	35,783,973	52,619,357	3,438,824	—
Columbia India Small Cap ETF	6,379,617	8,393,488	14,773,105	—	—

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date, if any, may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. At March 31, 2019, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on April 1, 2019.

Funds	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Beyond BRICs ETF	—	—
Columbia EM Core ex-China ETF	—	468,339
Columbia EM Quality Dividend ETF	—	—
Columbia Emerging Markets Consumer ETF	—	—
Columbia India Consumer ETF	165,192	—
Columbia India Infrastructure ETF	—	—
Columbia India Small Cap ETF	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended March 31, 2019, were as follows:

Funds	Purchases ($)	Proceeds from sales ($)
Columbia Beyond BRICs ETF	11,847,408	28,828,234
Columbia EM Core ex-China ETF	3,608,072	2,233,816
Columbia EM Quality Dividend ETF	5,811,941	8,271,488
Columbia Emerging Markets Consumer ETF	293,599,851	384,557,833
Columbia India Consumer ETF	20,676,608	24,853,692
Columbia India Infrastructure ETF	31,275,967	44,347,762
Columbia India Small Cap ETF	16,202,635	24,499,528

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Note 6. In-kind transactions

The Funds may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution. For the year ended March 31, 2019, the cost basis of securities contributed was as follows:

Funds	Contributions ($)
Columbia Beyond BRICs ETF	—
Columbia EM Core ex-China ETF	1,079,869
Columbia EM Quality Dividend ETF	—
Columbia Emerging Markets Consumer ETF	—
Columbia India Consumer ETF	—
Columbia India Infrastructure ETF	—
Columbia India Small Cap ETF	—

Proceeds from the sales of securities include the value of securities delivered through an in-kind redemption of certain Fund shares. Net realized gains on these securities are not taxable to remaining shareholders in the Fund. For the year ended March 31, 2019, the in-kind redemptions were as follows:

Funds	Cost basis ($)	Proceeds from sales ($)	Net realized gain (loss) ($)
Columbia Beyond BRICs ETF	21,159,337	19,534,984	(1,624,353)
Columbia EM Core ex-China ETF	—	—	—
Columbia EM Quality Dividend ETF	1,747,011	1,816,843	69,832
Columbia Emerging Markets Consumer ETF	313,423,840	320,128,434	6,704,594
Columbia India Consumer ETF	—	—	—
Columbia India Infrastructure ETF	—	—	—
Columbia India Small Cap ETF	—	—	—

Note 7. Line of credit

Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.

During the year ended March 31, 2019, Columbia Beyond BRICs ETF, Columbia EM Core ex-China ETF, Columbia EM Quality Dividend ETF, Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF and Columbia India Small Cap ETF had no borrowings.

During the year ended March 31, 2019, the following Fund had borrowings:

Fund	Average daily loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia India Infrastructure ETF	8,200,000	3.17	3

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Interest expense incurred by the Funds is recorded as a line of credit interest expense in the Statement of Operations. There were no outstanding borrowings at March 31, 2019.

Note 8. Significant risks

Concentration risk

Each Fund concentrates its investments in a particular sector or a group of sectors to approximately the same extent as its respective underlying index, and as such, may be adversely affected by increased price volatility of securities in those sectors, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those sectors.

Consumer concentration risk

Because Columbia Emerging Markets Consumer ETF and Columbia India Consumer ETF concentrate their investments in the consumer goods and consumer services sectors (specifically the consumer goods and consumer services sectors of India for the Columbia India Consumer ETF), these Funds may be adversely affected by increased price volatility of securities in those sectors, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those sectors. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Country and regional risk

Each Fund will invest in specific countries or geographic regions to approximately the same extent as its underlying index. To the extent that a Fund invests a significant portion of its assets in a particular country or a specific geographic region, the Fund will generally have more exposure to that country's or region's economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a country or region where a substantial portion of a Fund's assets are invested, the Fund may experience increased volatility or illiquidity of its portfolio holdings, which may adversely affect that Fund's performance.

Emerging markets risk

The Funds are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems. These risks may be greater for investments in frontier markets.

Financial concentration risk

Columbia Beyond BRICs ETF, Columbia EM Core ex-China ETF and Columbia India Small Cap ETF have concentrated investments in the financials sector. Because companies in the financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, these Funds may be adversely affected.

India concentration risk

Because Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF invest predominantly in Indian securities, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

India-Mauritius tax treaty risk

Each of Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF, and the respective Subsidiary of each, has historically relied on a tax treaty between India and Mauritius for relief from certain Indian taxes. As of the date of this report, Columbia Emerging Markets Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF have transitioned all of their Indian securities out of their corresponding Subsidiary and hold all investments in Indian securities directly in the Fund. India and Mauritius agreed to an amended protocol with respect to gains resulting from the alienation of shares in Indian companies acquired on or after April 1, 2017, resulting in higher taxes paid indirectly by a Fund for sales of Indian investments held through a Mauritius Subsidiary and, therefore, lower returns for such Fund and its shareholders. Gains realized in a Mauritius Subsidiary resulting from the alienation of Indian shares acquired prior to April 1, 2017 will continue to be exempt from Indian tax under the India-Mauritius tax treaty. Additionally, India has enacted general anti-avoidance rules, and a 10% tax on long-term capital gains resulting from the alienation of Indian shares after March 31, 2018, to the extent that such gains are not otherwise exempt or reduced under a tax treaty, resulting in the imposition by India of additional taxes on Indian securities invested in by a Fund or its Subsidiary.

Industrials concentration risk

Columbia India Infrastructure ETF and Columbia India Small Cap ETF may be more susceptible to the particular risks that may affect companies in the industrials sector than if it was invested in a wider variety of companies in unrelated sectors. The performance of companies in the industrials sector may be affected by government regulation, world events and economic conditions.

Infrastructure concentration risk

Because Columbia India Infrastructure ETF concentrates its investments in the infrastructure sectors of India, the Fund may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

Materials concentration risk

Columbia India Infrastructure ETF may be more susceptible to the particular risks that may affect companies in the materials sector than if it was invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of overbuilding or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Non-diversification risk

Columbia EM Core ex-China ETF, Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Small cap companies risk

Columbia India Small Cap ETF primarily invests in small capitalization companies. Small cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Columbia ETF Trust II | Annual Report 2019

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2019

Technology and technology-related investment risk

Columbia EM Core ex-China ETF may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it was invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

The Board of Trustees of Columbia ETF Trust II, based upon the recommendation of the Investment Manager, determined to close and liquidate each of Columbia Beyond BRICs ETF, Columbia EM Quality Dividend ETF, Columbia India Infrastructure ETF, and Columbia India Small Cap ETF (each a Liquidating Fund and together the Liquidating Funds). The last day of trading for the Liquidating Funds on the NYSE Arca Exchange is expected to be June 14, 2019. On or about June 21, 2019, each Liquidating Fund will make a liquidating distribution to remaining shareholders equal to the shareholder's proportionate interest in the net assets of the Liquidating Fund.

Note 10. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Columbia ETF Trust II | Annual Report 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Columbia ETF Trust II and Shareholders of each of the Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the Funds listed in the table below (seven of the funds constituting Columbia ETF Trust II, hereafter collectively referred to as the "Funds") as of March 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Columbia Beyond BRICs ETF(1)

Columbia EM Core ex-China ETF(1)

Columbia EM Quality Dividend ETF(1)

Columbia Emerging Markets Consumer ETF(3)

Columbia India Consumer ETF(2)

Columbia India Infrastructure ETF(3)

Columbia India Small Cap ETF(3)

(1)  The statement of assets and liabilities, including the portfolio of investments, as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2019

(2)  The statement of assets and liabilities (consolidated), including the portfolio of investments (consolidated), as of March 31, 2019, the related statement of operations (consolidated) for the year ended March 31, 2019, the statements of changes in net assets (consolidated) for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the three years in the period ended March 31, 2019

(3)  The statement of assets and liabilities, including the portfolio of investments, as of March 31, 2019, the related statement of operations (consolidated) for the year ended March 31, 2019, the statements of changes in net assets (consolidated) for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the three years in the period ended March 31, 2019

The financial statements of the Funds as of and for the year ended March 31, 2016, and the financial highlights for each of the periods ended on or prior to March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 26, 2016 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 21, 2019

We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia ETF Trust II | Annual Report 2019

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended March 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.

	Qualified dividend income	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
Columbia Beyond BRICs ETF	81.74%	$164,637	$0.11	$1,902,755	$1.27
Columbia EM Core ex-China ETF	52.73%	$40,380	$0.09	$308,812	$0.69
Columbia EM Quality Dividend ETF	54.21%	$32,764	$0.08	$347,707	$0.87
Columbia Emerging Markets Consumer ETF	100.00%	$531,478	$0.04	$8,560,990	$0.67
Columbia India Consumer ETF	100.00%	$—	$—	$—	$—
Columbia India Infrastructure ETF	100.00%	$—	$—	$—	$—
Columbia India Small Cap ETF	0.00%	$—	$—	$—	$—

Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Columbia ETF Trust II | Annual Report 2019

TRUSTEES AND OFFICERS

The Board oversees the Funds' operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.

Independent trustees

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	123

Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II

Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018

			123

Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017

Columbia ETF Trust II | Annual Report 2019

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Chair of the Board since January 2018; Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	123	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since December 2017 for each Trust	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	121	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Columbia ETF Trust II | Annual Report 2019

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123

Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018

Sandra Yeager c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	121	Director, NAPE Education Foundation since October 2016

Columbia ETF Trust II | Annual Report 2019

TRUSTEES AND OFFICERS (continued)

Interested trustee affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St.Boston, MA 02110 1960	Trustee and Senior Vice President since April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

192

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Funds' Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleus.com/etfs.

Columbia ETF Trust II | Annual Report 2019

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)

Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-January 2019 and December 2015-January 2019, respectively).

Marybeth Pilat 225 Franklin Street Boston, MA 02110 Born 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)

Vice President — Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director — Fund Administration, Calvert Investments, August 2015-March 2017; Vice President — Fund Administration, Legg Mason, May 2015-July 2015; Vice President — Fund Administration, Columbia Management Investment Advisers, LLC, May 2010-April 2015.

Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010-March 2015).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); officer of Columbia Funds and affiliated funds since 2005.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Columbia ETF Trust II | Annual Report 2019

TRUSTEES AND OFFICERS (continued)

Fund officers (continued)

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

Columbia ETF Trust II | Annual Report 2019

ADDITIONAL INFORMATION

Proxy voting policies and procedures

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleus.com/etfs or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Quarterly schedule of investments

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Funds' Form N-Q or Form N-PORT is available on the SEC's website at sec.gov. Each Fund's complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 888.800.4347.

Additional Fund information

For more information about the Funds, please visit columbiathreadneedleus.com/etfs or call 888.800.4347.

Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund administrator, custodian & transfer agent
The Bank of New York Mellon Corp.
240 Greenwich Street
New York, NY 10286

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

Columbia ETF Trust II | Annual Report 2019

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Columbia ETF Trust II | Annual Report 2019

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Columbia ETF Trust II | Annual Report 2019

Columbia ETF Trust II

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleus.com/etfs. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.
© 2019 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/etfs

ANN280_03_J01_(5/19)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. Fiscal Year 2018 also includes fees from two funds that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$94,500	$94,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal year 2019, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2019 and March 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$78,100	$89,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal Year 2018 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and a final tax return.

During the fiscal years ended March 31, 2019 and March 31, 2018, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended March 31, 2019 and March 31, 2018, there were no Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2019 and March 31, 2018 are approximately as follows:

2019	2018
$78,100	$89,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Pamela G. Carlton, Anthony Santomero, Brian J. Gallagher and Catherine James Paglia are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust II

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	5/21/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	5/21/2019

By (Signature and Title)*	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	5/21/2019

* Print the name and title of each signing officer under his or her signature.